UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

 INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

JUNE 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (866) 933-9033 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Palmer Square Funds

Each a series of Investment Managers Series Trust

Table of Contents

Income Plus Fund
Letter to Shareholders	1
Fund Performance	11
Schedule of Investments	13
Statement of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39

Ultra-Short Duration Investment Grade Fund
Letter to Shareholders	40
Fund Performance	48
Schedule of Investments	49
Statement of Assets and Liabilities	61
Statements of Operations	62
Statements of Changes in Net Assets	63
Financial Highlights	64

Notes to Financial Statements	65
Report of Independent Registered Public Accounting Firm	79
Supplemental Information	80
Expense Examples	84

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

June 2019

As a refresher, the investment objective of the Palmer Square Income Plus Fund (“PSYPX” or the “Fund”) is income and capital appreciation. To seek to achieve that investment objective, the investment team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration1 and high credit quality. As of fiscal year-end, the Fund was invested in a diversified pool of floating and fixed rate corporate bonds, collateralized loan obligation (“CLO”) debt, bank loans and other securities such as traditional asset-backed securities (“ABS”) and commercial paper. We believe the Fund potentially provides a diversified stream of income while exhibiting negative correlation to the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Agg”).

What is the Fund trying to achieve in today’s market to benefit clients?

•	Income Capture – We have historically captured significant yield.

•	Diversification – We have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Barclays Agg.

•	Exposure to an Expanded Universe of Credit – Opportunity exists beyond traditional options such as government bonds, municipal bonds, agencies, etc.

•	Total Return – Given volatility in November and December 2018, we were able to monetize some price appreciation for the Fund as well (we will describe that in further detail below).

Summary Themes

•	Momentum Carries into Second Quarter 2019 with Interest Rates in Focus

»	The first quarter rally continued into the second quarter with credit spreads tightening through the month of April. However, volatility reappeared in May driven by trade war intensification and continued weak macro-economic data. This in turn led to some spread widening late in the quarter and broader weakness in equities as well.

»	The main story for credit in Q2 2019 was the move in interest rates. The yield on the 2-year Treasury Bond declined by 51 basis points (“bps”) in the quarter and 121bps from the Nov 2018 wides. Over this period, the market went from pricing in a Fed hike to expecting 3 cuts, a truly remarkable change in sentiment. Not only have interest rates moved substantially lower, but the shape of the curve has changed dramatically as well. The yield differential between the 3-Month T-Bill and the 2-Year Treasury Bond has flipped from positive 60bps to negative 33bps. In other words, the yield curve dramatically inverted on the front end.

[1]	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, a lower interest rate duration signifies less sensitivity to interest rates.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

»	As a result of this curve inversion, the Fund actively rotated exposure out of the 2-3 year part of the curve and into the 0.5-1 area across its corporate bond and ABS exposure. This resulted in a pick up in yield while shortening duration; a rarity in most financial conditions.

»	In terms of asset mix, the Fund’s weights in corporate bonds, CLOs and mortgages did not change substantially in the second quarter. That said, exposure to CLOs did increase marginally (funded by letting some commercial paper mature).

•	2019 Positioning Continues to Be Conservative – We continue to be positioned as conservatively as we have in the Fund’s history. We believe our conservative positioning throughout 2018 was a key reason we outperformed and were able to properly take advantage of recent volatility (as described above). The good thing for us and our investors is we haven’t had to sacrifice very much return as both the yield and spread curves remain relatively flat. To properly outline our conservative positioning and how much flexibility we believe we have to maneuver the portfolio should more volatility commence, we put some key points below:

»	Low Duration - Interest rate duration of 0.47 years and spread duration of 2.17 years.

*	Spread duration of 2.17 years (the percentage price change of a bond’s price given a 1% change in the yield spread) should lessen the Fund’s susceptibility to spread widening risk in a risk-off[2] environment. We believe this positioning also gives us an ability to be nimble should opportunities arise where we believe investors can get better compensated for the additional risk taken.

»	High Quality and Short-Dated - It is important to note the Fund’s continued focus on not only shorter dated securities, but also by the bias towards higher quality debt instruments. 83% of the portfolio is rated investment grade (“IG”) (e.g. BBB- or higher).

*	Palmer Square has sought to primarily invest in securities the firm believes have low potential for default including exposure, direct and through CLOs, to first lien, senior secured bank loans, ABS/mortgage-backed securities (“MBS”) that are high- up in the capital structure with plenty of credit subordination, and finally securities which have low spread durations and floating rate coupons. The Fund is allocated in a manner which may, in our view, provide a measure of principal preservation and enhanced income generation regardless of interest rates.

»	Deep Liquidity - We believe the focus on shorter dated and investment grade quality equates to deep liquidity which keeps the Fund nimble. In addition, the Fund naturally generates liquidity and flexibility from the persistent maturities of positions. For example, currently, around 39% of the portfolio is expected to mature within 1 year, and around 19% is expected to mature in 3 months (note, this excludes expected interest and amortization payments). Additionally, the Fund currently has a 13% exposure to money market instruments such as treasury bills and commercial paper. These securities are highly liquid and can be sold on a T+0 settle date basis if necessary.

[2]	Risk-on risk-off is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Performance Overview

Palmer Square is pleased to present our fiscal year-end performance results for the Fund. As illustrated by the below portfolio characteristics, we believe we have accomplished these results with conservative positioning:

•	Returned 3.39% (net of fees) for the fiscal year-ending 6/30/2019.

•	Finished the fiscal year with 0.47 years interest rate duration, 2.17 years of spread duration (i.e., bonds in the portfolio are generally shorter maturities), 83% of the Fund in investment-grade rated securities (including cash).

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

Summary on Attribution, Positioning and Outlook

	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019
Interest Rate Duration	0.39 yrs	0.48 yrs	0.50 yrs	0.57 yrs	0.47 yrs
Spread Duration	1.42 yrs	1.53 yrs	1.97 yrs	2.19 yrs	2.17 yrs
Yield to Expected Call	3.61%	3.66%	4.34%	3.96%	3.73%
Yield to Maturity	3.94%	3.98%	4.33%	3.95%	3.75%
Current Yield	3.79%	3.76%	3.93%	4.01%	4.11%
30-day SEC Yield (net of fees)	2.96%	2.88%	3.01%	3.33%	3.27%
30-day SEC Yield (gross of fees)	2.92%	2.88%	3.01%	3.32%	3.28%
Beta vs. S&P 500	0.14	0.13	0.11	0.12	0.10
Beta vs. Bloomberg Barclays Aggregate Bond Index	-0.17	-0.17	-0.19	-0.15	-0.14

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

Fund Allocation/Attribution:

Driven by yield capture and the firm’s opportunistic approach as outlined above, the Fund had strong positive performance for the fiscal year-ending 6/30/2019. Over the one-year period ending 6/30/2019, the Fund’s allocation to CLO debt, high quality ABS (inclusive primarily of AAA-rated Auto ABS), residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and investment grade corporate bonds contributed strong risk-adjusted attribution of approximately 0.98%, 0.96% and 0.81%, respectively. As far as other positive attribution, the Fund’s allocation to bank loans, commercial paper and high yield (“HY”) corporate debt also contributed strong risk-adjusted attribution of approximately 0.66%, 0.38% and 0.12%, respectively. We are pleased that all of the Fund’s key allocations have been solid profit sources.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Allocation and Gross Attribution

	9/30/2018 Allocation	12/31/2018 Allocation	3/31/2019 Allocation	6/30/2019 Allocation	7/1/2018 to 6/30/2019 Gross Attribution
CLO Debt	21%	17%	22%	24%	0.98%
ABS	20%	20%	17%	16%	0.54%
RMBS	2%	3%	5%	6%	0.17%
CMBS	5%	5%	7%	8%	0.25%
Bank Loans	14%	18%	15%	14%	0.66%
IG Corp Debt	17%	16%	17%	18%	0.81%
Commercial Paper	17%	18%	12%	9%	0.38%
HY Corp Debt	0%	1%	1%	1%	0.12%
Cash/Other	2%	2%	4%	3%	0.06%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable.

Positioning Detail by Fund Allocation:

•	CLO Allocation/Opportunity to Capture High Income – As of 6/30/2019, 24% of the portfolio. We believe the Fund’s CLO allocation continues to be well-positioned to offer solid income/yield with relatively low credit risk. Overall CLO exposure increased from 17% to 24% in first half of 2019. The basic premise for the increase was the strong relative value capture and the fact that CLOs haven’t sustained the rally that IG and HY have experienced.

Avg Cash Price of the Debt ($)				Credit Spread (to Expected)
	Sept 2018	June 2019	Potential Pull to Par	Sept 2018	June 2019	Change
CLO AAA	100.1	99.8	+0.2	74	109	+35
CLO BBB	99.9	98.5	+1.5	254	324	+70
CLO BB	100.8	96.8	+3.2	445	660	+215

Source: Bloomberg as of 6/30/2019.

•	ABS/MBS Allocation Provides Diversification and Income Capture – As of 6/30/2019, 30% of the portfolio. We believe our primary focus on ABS/MBS securities with low spread durations and floating rate coupons allowed us to generate continued positive performance from this portion of the portfolio. During the year, we didn’t make many changes to our allocation to ABS/MBS, which continues to be comprised primarily of AAA-rated auto and other high quality, short weighted average life securities.

»	ABS came down 0.7% (via natural security rolldown) in Q2. After reaching YTD tights (narrow bid-ask spreads) in Q1, ABS spreads widened 10-20bps in Q2 and are now back to more normal levels. We were able to reinvest at these wider levels throughout Q2.

»	CMBS exposure increased 1% in Q2. As spreads and rates rallied throughout Q2, we were able to monetize some gains on our conduit positions (which were up over 3% since the beginning of the year) and add to higher quality floating rate single asset/ single borrower (“SASB”) AAAs.

*	Similar to other areas of the portfolio, we are very focused on diversification. In Q2, we also used the opportunity to diversify our SASB holdings, reducing cyclical hotel, and increasing more stable industrial/healthcare properties. We believe the quality of the AAA-rated debt is exceptional as it appears that under even a draconian scenario, cutting property values by 50% instantly, may not even begin to impair the investment grade tranches of the deals we purchased. It is interesting to note that only three SASB deals have ever experienced a loss (source: Kroll Bond Rating Agency, 8/1/2019).

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

»	RMBS exposure increased 1% in Q2. The increase consisted solely of AAA-rated debt which are backed by collateral from borrowers with FICO scores greater than 700 and in some cases as high as 750.

ABS/MBS Positions	6/30/2019
Agency	0.49%
Conduit	0.38%
Single Asset/Single Borrower	7.47%
CMBS	8.34%
Agency	0.31%
Non-Agency	5.91%
RMBS	6.22%
Autos	13.04%
Equipment	2.66%
Other	0.45%
ABS	16.15%

•	Commercial Paper – As of 6/30/2019, 9% of the portfolio. Please note however, though, given the rally in commercial paper yields, we have continued to let this paper roll-off as it matures. We believe there is now better relative value capture in other areas such as the structured credit areas identified above.

•	Bank Loan Allocation – As of 6/30/2019, 14% of the portfolio. The allocation to loans was fairly steady over the Q2 as the focus was on participating in primary market issuance and churning out legacy positions that had rallied above par (i.e. sold for valuation reasons, not credit concerns). Of the 14% allocation to loans, over 4% are rated investment grade at the facility level. Please note that 99% are first-lien, senior secured as well. Please note that we continue to be constructive on select companies and industries.

•	Investment Grade Corporate Bond Allocation – As of 6/30/2019, 18% of the portfolio. Similar to loans, the allocation to IG bonds was stable over the quarter. However, we did rotate exposure from the 2-3 year part of the curve to the 0.5-1 year part to take advantage of the inverted yield curve. We continue to have a preference for floating rate or limited duration securities which are investment grade rated.

In summary, we believe the Fund is well-positioned to not only generate yield and some total return, but also exhibit lower price volatility over market cycles. As mentioned in our last quarter’s letter, we believe our Fund’s positioning has the potential to deliver a higher Sharpe ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

For comparison of how the Fund is positioned relative to two commonly-referenced indices (both of which differ significantly from the Fund either due to credit quality or duration), please see the table on the following page:

Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

	PSYPX	Bloomberg Barclays U.S. Aggregate Bond Index	Credit Suisse Leveraged Loan Index
Current Yield	4.11%	3.10%	6.25%
Yield to Maturity	3.75%	2.50%	6.27%
Spread	170	46	451
Interest Rate Duration	0.47 yrs	5.71 yrs	0.08 yrs
Spread Duration	2.17 yrs	5.92 yrs	4.24 yrs

RATINGS:
AAA	33.60%	73.49%
AA	5.40%	5.03%
A	12.70%	12.03%
BBB	30.90%	9.46%	7.55%
BB	13.10%		31.7%
B	4.30%		53.09%
CCC & BELOW	0.00%		5.37%
NR			2.30%

Source: Palmer Square, Bloomberg as of 6/30/2019. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Detailed Fund Performance History

Fund Performance Net of Fees as of 6/30/2019 (inception 2/28/2014)

	Q2 2019	YTD 2019	2018	2017	2016	2015	YTD 2014	1 Year	3 Years	5 Years	Since Inception Annualized
PSYPX	1.20%	3.38%	1.17%	4.03%	5.24%	1.21%	0.95%	3.39%	5.11%	3.03%	2.99%
Bloomberg Barclays U.S. Aggregate Bond Index	3.08%	6.11%	0.01%	3.54%	2.66%	0.57%	4.03%	7.87%	2.31%	2.95%	3.12%
Excess Return	-1.88%	-2.73%	1.16%	0.49%	2.58%	0.64%	-3.08%	-4.48%	2.80%	0.08%	-0.13%

Class I shares – Annual Expense Ratio: Gross 0.81%/Net 0.78%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

2019 Credit Market Overview

1)	The Yield Curve?

As we describe in prior letters, Palmer Square is positioned with low interest rate duration and relatively low spread duration. In typical markets, this type of conservative positioning would mean that we would have sacrificed meaningful yield. Not so. To put this into perspective, please see the below chart which outlines different rates as of 6/28/2019. The yield curve continues to be relatively flat. For illustration purposes, we also included the yield curve as of 1/3/2017.

2)	What is Palmer Square’s Economic Outlook?

Our house view is that the economy is slowing and we are late (or at least late-ish) in the credit cycle. For our investment process, as our investors know, we start top-down. It is a key part of our discipline as our take-aways then drive/direct our bottom’s up security and trade specific work. During our most recent macro/top-down meeting, it was apparent that a lot of key datapoints had begun to turn lower. For example, Q1 2019 “core” GDP growth slowed to 1.6%, US consumer confidence (while still high on a relative basis) turned lower, retail sales data has been weak, and finally the ISM manufacturing gauge has also rolled over recently. Given the flatness of both the spread and yield curve combined with our economic view and the fact that valuations continue to be tight in most areas of credit, we believe there is no need to change our conservative positioning and reach for yield. We believe our conservative positioning gives the Fund liquidity/ammo to take advantage of a price-driven/ risk-off type pullback. And, in the current environment, there is little to no cost (i.e., loss of return) to being shorter in duration.

That said, a slowing economy and being late in the credit cycle doesn’t necessarily equate to a material increase in corporate defaults. We believe defaults will still remain low given interest coverage ratios and enough growth from a credit perspective. We believe one of the more important points is the fact that slower growth can be positive for credit spreads to the extent the Federal Reserve remains dovish and supportive (i.e. the “goldilocks” scenario of low-but positive growth and low rates has shown to be positive for credit spreads). Ultimately, a key question is can companies meaningfully paydown debt when they need to to avoid credit deterioration and possible impairment? So far, the data from the investment grade space is quite interesting. JPMorgan reported that upon a review of 45 M&A transactions from 2015 through 2018 in high grade shows that deleveraging is occurring but slowly, and with some misses.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Post M&A deleveraging has been slow but steady

Source: J.P. Morgan, Capital I.Q.

As far as our bottom-up analysis when looking at prospective default rates, it is critical to not only analyze leverage levels, but also interest coverage ratios. While net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels suggesting companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Please see the below two bar graphs provided by Morgan Stanley which outline interest coverage for both investment grade and high yield. At Palmer Square, we have overweighted non- cyclicals and been underweight cyclicals as we believe less cyclical businesses can withstand greater economic stresses and are better positioned to weather a recessionary environment (should one present itself).

Investment Grade	High Yield
Interest Coverage Ticks Down, Driven by Slowing EBITDA Growth and Rising Interest Costs	HY Interest Coverage Ticked Lower in Q1 2019

While we do believe the current environment appears stable from a credit perspective, negative catalysts still exist and we believe underwriting discipline is paramount in this environment. Palmer Square remains focused on many potential negative catalysts which could increase defaults such as rising interest costs and how that affects borrowers; can companies refinance their debt once the maturity wall finally presents itself; the swollen level of BBB-rated credits that now dominate the investment grade space and the respective susceptibility to downgrades, trade uncertainty and a slowdown in global growth, and finally, certain industries which are in secular decline (e.g., retail is the classic case).

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

In summary, while there are always risks in credit that need to be understood and managed, we believe our conservative positioning across U.S. corporate and structured credit and most notably, floating rate and shorter-dated credit, will continue to perform well. Further, we believe we manage a higher quality portfolio, which could serve as currency to trade into higher-return, opportunistic situations (should a sell-off ensue).

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which should lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration), is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio.

Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	3.39%	3.03%	2.99%	02/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.95%	3.12%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.81% and 0.78%, respectively, which were the amounts stated in the current prospectus dated June 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until May 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Effective April 3, 2017, the Fund no longer charges redemption fees. Prior to April 3, 2017, the Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Principal Amount		Value

	BANK LOANS — 14.2%
$497,500	Abe Investment Holdings, Inc. 7.000% (US LIBOR+450 basis points), 2/19/2026[1,2,3]	$495,841
2,854,686	AECOM 4.189% (US LIBOR+175 basis points), 3/13/2025[1,3]	2,846,836
1,431,873	Alliant Holdings Intermediate LLC 5.430% (US LIBOR+275 basis points), 5/10/2025[1,2,3,4,5]	1,394,444
498,750	AMC Entertainment Holdings, Inc. 5.230% (US LIBOR+300 basis points), 4/22/2026[1,2,3]	498,221
1,237,087	American Airlines, Inc. 4.180% (US LIBOR+175 basis points), 6/27/2025[1,2,3]	1,204,830
1,414,150	American Builders & Contractors Supply Co., Inc. 4.439% (US LIBOR+200 basis points), 10/31/2023[1,2,3]	1,395,441
497,488	Amynta Agency Borrower, Inc. 6.939% (US LIBOR+450 basis points), 2/28/2025[1,2,3]	484,429
750,000	Ancestry.com Operations, Inc. 5.690% (US LIBOR+325 basis points), 10/19/2023[1,2,3]	749,689
249,373	AppLovin Corp. 6.189% (US LIBOR+375 basis points), 8/15/2025[1,3]	249,375
1,764,150	Aristocrat International Pty Ltd. 4.342% (US LIBOR+175 basis points), 10/19/2024[1,2,3,6]	1,751,254
769,129	Ascend Learning LLC 5.439% (US LIBOR+300 basis points), 7/12/2024[1,2,3]	759,753
981,530	AssuredPartners, Inc. 5.733% (US LIBOR+325 basis points), 10/22/2024[1,2,3]	973,555
225,000	Asurion LLC 8.939% (US LIBOR+650 basis points), 8/4/2025[1,2,3]	228,634
795,090	Avolon TLB Borrower 1 U.S. LLC 4.191% (US LIBOR+200 basis points), 1/15/2025[1,2,3]	795,174
496,545	Axalta Coating Systems U.S. Holdings, Inc. 0.000% (US LIBOR+175 basis points), 6/1/2024[1,2,3]	491,426
1,092,275	BCP Raptor LLC 6.689% (US LIBOR+425 basis points), 6/30/2024[1,2,3]	1,040,054
985,000	Belron Finance U.S. LLC 5.065% (US LIBOR+250 basis points), 11/7/2024[1,2,3]	985,310
	Berry Global, Inc.
1,864,286	4.481% (US LIBOR+175 basis points), 2/8/2020[1,2,3]	1,864,118
2,300,000	5.060% (US LIBOR+250 basis points), 5/15/2026[1,2,3,4,5]	2,287,062
550,000	Blackstone CQP Holdco LP 5.887% (US LIBOR+350 basis points), 6/7/2024[1,2,3]	551,238
1,243,750	Brookfield WEC Holdings, Inc. 5.939% (US LIBOR+375 basis points), 8/1/2025[1,2,3]	1,243,663
	Caesars Resort Collection LLC
746,212	5.189% (US LIBOR+275 basis points), 12/22/2024[1,2,3]	734,474

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$875,000	California Resources Corp. 7.243% (US LIBOR+475 basis points), 12/31/2022[1,2,3]	$838,906
500,000	Calpine Corp. 5.080% (US LIBOR+275 basis points), 4/1/2026[1,2,3]	499,845
1,571,063	Citadel Securities LP 5.939% (US LIBOR+350 basis points), 2/27/2026[1,2,3,4,5]	1,574,990
249,375	ConvergeOne Holdings, Inc. 7.439% (US LIBOR+500 basis points), 1/4/2026[1,2,3]	237,841
719,864	Covia Holdings Corp. 6.348% (US LIBOR+375 basis points), 6/1/2025[1,2,3]	585,145
500,000	Datto, Inc. 6.689% (US LIBOR+425 basis points), 4/2/2026[1,2,3]	498,750
498,750	Deerfield Dakota Holding LLC 6.439% (US LIBOR+400 basis points), 2/13/2025[1,2,3]	498,750
1,578,934	Dell International LLC 4.240% (US LIBOR+175 basis points), 9/7/2021[1,3]	1,578,342
1,000,000	Dun & Bradstreet Corp. 7.404% (US LIBOR+500 basis points), 2/8/2026[1,2,3]	1,001,565
500,000	Ellie Mae, Inc. 6.525% (US LIBOR+400 basis points), 4/16/2026[1,2,3]	499,165
1,432,800	Envision Healthcare Corp. 6.189% (US LIBOR+375 basis points), 10/10/2025[1,2,3]	1,269,819
2,960,000	First Data Corp. 4.404% (US LIBOR+200 basis points), 4/26/2024[1,2,3,4,5]	2,960,000
494,410	Flex Acquisition Co., Inc. 5.759% (US LIBOR+325 basis points), 6/29/2025[1,2,3]	470,483
1,630,019	GGP Nimbus LP 4.565% (US LIBOR+250 basis points), 8/24/2025[1,2,3]	1,594,819
995,000	Global Payments, Inc. 4.189% (US LIBOR+175 basis points), 10/18/2025[1,2,3]	994,846
1,729,396	Grosvenor Capital Management Holdings LLLP 5.189% (US LIBOR+275 basis points), 3/29/2025[1,2,3]	1,729,396
1,339,119	H.B. Fuller Co. 4.383% (US LIBOR+200 basis points), 10/20/2024[1,2,3]	1,319,032
500,000	Harbor Freight Tools USA, Inc. 4.939% (US LIBOR+250 basis points), 8/16/2023[1,2,3]	488,045
469,333	HCA, Inc. 3.939% (US LIBOR+150 basis points), 6/10/2020[1,3]	469,042
500,000	Helix Gen Funding LLC 6.189% (US LIBOR+375 basis points), 6/3/2024[1,2,3]	471,605
2,606,661	Hilton Worldwide Finance LLC 4.180% (US LIBOR+200 basis points), 10/25/2023[1,2,3]	2,613,177
748,101	Hyperion Insurance Group Ltd. 5.938% (US LIBOR+350 basis points), 12/20/2024[1,2,3,6]	747,892

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$1,970,000	INEOS U.S. Finance LLC 4.439% (US LIBOR+200 basis points), 3/31/2024[1,2,3]	$1,947,621
1,343,147	Inmar, Inc. 6.330% (US LIBOR+400 basis points), 5/1/2024[1,2,3]	1,273,975
997,487	Jane Street Group LLC 5.439% (US LIBOR+300 basis points), 8/25/2022[1,2,3]	993,333
498,750	JBS USA LUX S.A. 4.902% (US LIBOR+250 basis points), 5/1/2026[1,2,3,6]	498,608
1,243,703	KFC Holding Co. 4.132% (US LIBOR+175 basis points), 4/3/2025[1,2,3]	1,242,826
440,000	LABL, Inc. 4.500% (US LIBOR+450 basis points), 7/2/2026[1,3,4,5]	440,915
723,165	Lighthouse Network LLC 0.000% (US LIBOR+450 basis points), 11/30/2024[1,2,3]	724,296
	Lightstone Holdco LLC
917,283	6.189% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	907,023
51,736	6.189% (US LIBOR+375 basis points), 1/30/2024[1,2,3]	51,158
1,443,701	McAfee LLC 6.178% (US LIBOR+375 basis points), 9/29/2024[1,2,3]	1,443,925
1,413,924	Medallion Midland Acquisition LLC 5.689% (US LIBOR+325 basis points), 10/30/2024[1,2,3]	1,381,524
798,000	Minotaur Acquisition, Inc. 7.439% (US LIBOR+500 basis points), 3/29/2026[1,2,3]	786,692
500,000	MYOB US Borrower LLC 6.439% (US LIBOR+400 basis points), 5/8/2026[1,2,3]	501,253
	National Mentor Holdings, Inc.
469,583	6.740% (US LIBOR+425 basis points), 3/8/2026[1,2,3]	472,178
29,240	6.740% (US LIBOR+425 basis points), 3/8/2026[1,2,3]	29,401
1,371,563	NeuStar, Inc. 6.939% (US LIBOR+450 basis points), 8/8/2024[1,2,3]	1,355,707
870,000	Nexstar Broadcasting, Inc. 2.750% (US LIBOR+275 basis points), 6/20/2026[1,3,4,5]	867,825
843,511	NFP Corp. 5.439% (US LIBOR+300 basis points), 1/8/2024[1,2,3]	821,631
870,000	Option Health Care, Inc. 5.500% (US LIBOR+450 basis points), 5/22/2026[1,2,3,4,5]	868,912
820,844	Peabody Energy Corp. 5.189% (US LIBOR+275 basis points), 3/31/2025[1,2,3]	819,046
575,000	Phoenix Guarantor, Inc. 6.921% (US LIBOR+450 basis points), 3/5/2026[1,2,3]	573,347
700,000	Project Alpha Intermediate Holding, Inc. 6.780% (US LIBOR+425 basis points), 4/26/2024[1,2,3]	704,375
1,411,763	Realogy Group LLC 4.633% (US LIBOR+225 basis points), 2/8/2025[1,2,3]	1,347,796

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BANK LOANS (Continued)
$850,000	Red Ventures, LLC 3.000%, 11/8/20244,5	$848,937
547,250	RegionalCare Hospital Partners Holdings, Inc. 6.930% (US LIBOR+450 basis points), 11/16/2025[1,2,3]	544,952
1,240,458	Sinclair Television Group, Inc. 4.690% (US LIBOR+225 basis points), 1/3/2024[1,2,3]	1,226,503
1,159,071	Sprint Communications, Inc. 4.938% (US LIBOR+250 basis points), 2/3/2024[1,2,3]	1,143,615
994,906	SS&C Technologies, Inc. 4.689% (US LIBOR+225 basis points), 4/16/2025[1,3]	992,692
250,000	Trade Me Group Ltd. 6.826% (US LIBOR+425 basis points), 5/7/2026[1,2,3,6]	250,313
500,000	Travelport Finance Luxembourg Sarl 7.541% (US LIBOR+500 basis points), 5/30/2026[1,2,3,6]	471,718
717,554	U.S. Silica Co. 6.500% (US LIBOR+400 basis points), 5/1/2025[1,3]	675,735
	Unitymedia Finance LLC
650,000	4.394% (US LIBOR+200 basis points), 6/1/2023[1,2,3]	649,077
750,000	4.644% (US LIBOR+225 basis points), 1/15/2026[1,2,3]	748,807
1,425,000	UPC Financing Partnership 4.894% (US LIBOR+250 basis points), 1/15/2026[1,2,3]	1,424,644
1,305,000	VFH Parent LLC 6.044% (US LIBOR+350 basis points), 3/1/2026[1,2,3]	1,309,404
573,563	VVC Holding Corp. 7.197% (US LIBOR+450 basis points), 2/11/2026[1,2,3]	573,204
900,000	Waterbridge Operating LLC 8.136% (US LIBOR+575 basis points), 6/21/2026[1,2,3]	882,000
1,496,250	WEX, Inc. 4.689% (US LIBOR+225 basis points), 5/17/2026[1,2,3]	1,485,567
3,540,609	Worldpay LLC 0.000% (US LIBOR+175 basis points), 8/20/2024[1,2,3]	3,543,123
	Total Bank Loans
	(Cost $82,778,998)	82,789,934
	BONDS — 76.9%
	ASSET-BACKED SECURITIES — 46.1%
1,000,000	AIMCO CLO Series Series 2015-AA, Class DR, 5.047% (LIBOR 3 Month+245 basis points), 1/15/2028[2,3,7]	994,900
	Ally Auto Receivables Trust
3,500,001	Series 2017-3, Class A3, 1.740%, 9/15/2021[2]	3,488,965
1,252,574	Series 2017-4, Class A3, 1.750%, 12/15/2021[2]	1,248,921

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Annisa CLO Ltd.
$2,000,000	Series 2016-2A, Class DR, 5.592% (LIBOR 3 Month+300 basis points), 7/20/2031[2,3,7]	$1,961,200
1,000,000	Series 2016-2A, Class ER, 8.592% (LIBOR 3 Month+600 basis points), 7/20/2031[2,3,7]	962,400
	Apidos CLO
1,000,000	Series 2015-22A, Class D, 8.592% (LIBOR 3 Month+600 basis points), 10/20/2027[2,3,7]	1,007,600
1,000,000	Series 2015-22X, Class E, 9.842% (LIBOR 3 Month+725 basis points), 10/20/2027[2,3]	958,100
1,500,000	Series 2018-18A, Class E, 8.292% (LIBOR 3 Month+570 basis points), 10/22/2030[2,3,7]	1,433,250
925,000	Series 2013-12A, Class DR, 5.197% (LIBOR 3 Month+260 basis points), 4/15/2031[2,3,7]	874,125
1,500,000	Series 2013-12A, Class ER, 7.997% (LIBOR 3 Month+540 basis points), 4/15/2031[2,3,7]	1,388,250
500,000	Series 2013-15A, Class DRR, 5.292% (LIBOR 3 Month+270 basis points), 4/20/2031[2,3,7]	475,500
750,000	Series 2013-15A, Class ERR, 8.292% (LIBOR 3 Month+570 basis points), 4/20/2031[2,3,7]	714,900
1,326,649	Ascentium Equipment Receivables Series 2019-1A, Class A1, 2.659%, 4/10/2020[2,7]	1,327,775
500,000	Avery Point CLO Ltd. Series 2015-7A, Class E, 9.197% (LIBOR 3 Month+660 basis points), 1/15/2028[2,3,7]	500,150
	Barings CLO Ltd.
1,000,000	Series 2017-1A, Class E, 8.601% (LIBOR 3 Month+600 basis points), 7/18/2029[2,3,7]	980,600
1,500,000	Series 2018-2A, Class C, 5.297% (LIBOR 3 Month+270 basis points), 4/15/2030[2,3,7]	1,458,300
250,000	Series 2018-2A, Class D, 8.147% (LIBOR 3 Month+555 basis points), 4/15/2030[2,3,7]	236,825
1,250,000	Battalion CLO Ltd. Series 2016-10A, Class CR, 5.978% (LIBOR 3 Month+345 basis points), 1/24/2029[2,3,7]	1,254,875
101,370	Bear Stearns ARM Trust Series 2004-3, Class 1A3, 4.314%, 7/25/2034[2,8]	99,238
	Benefit Street Partners CLO Ltd.
500,000	Series 2016-10A, Class D, 9.447% (LIBOR 3 Month+685 basis points), 1/15/2029[2,3,7]	500,200
2,625,000	Series 2014-IVA, Class A1RR, 3.842% (LIBOR 3 Month+125 basis points), 1/20/2029[2,3,7]	2,631,038

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,250,000	Series 2014-IVA, Class CRR, 6.392% (LIBOR 3 Month+380 basis points), 1/20/2029[2,3,7]	$1,252,375
500,000	Series 2013-IIA, Class DR, 9.147% (LIBOR 3 Month+655 basis points), 7/15/2029[2,3,7]	483,550
750,000	Series 2013-IIIA, Class DR, 9.192% (LIBOR 3 Month+660 basis points), 7/20/2029[2,3,7]	725,325
1,000,000	Series 2017-12A, Class C, 5.647% (LIBOR 3 Month+305 basis points), 10/15/2030[2,3,7]	985,000
1,000,000	Series 2017-12A, Class D, 9.007% (LIBOR 3 Month+641 basis points), 10/15/2030[2,3,7]	966,600
500,000	Series 2018-5BA, Class C, 5.522% (LIBOR 3 Month+293 basis points), 4/20/2031[2,3,7]	476,400
500,000	Series 2018-5BA, Class D, 8.542% (LIBOR 3 Month+595 basis points), 4/20/2031[2,3,7]	475,350
	BlueMountain CLO Ltd.
750,000	Series 2013-1A, Class DR, 10.092% (LIBOR 3 Month+750 basis points), 1/20/2029[2,3,7]	742,125
500,000	Series 2018-23A, Class E, 8.242% (LIBOR 3 Month+565 basis points), 10/20/2031[2,3,7]	478,350
875,000	Series 2019-25A, Class E, 9.011% (LIBOR 3 Month+670 basis points), 7/15/2032[2,3,7,9]	873,163
	BMW Vehicle Lease Trust
4,230,180	Series 2017-2, Class A3, 2.070%, 10/20/2020[2]	4,229,431
2,080,000	Series 2019-1, Class A2, 2.790%, 3/22/2021[2]	2,086,772
2,269,667	Bunker Hill Loan Depositary Trust Series 2019-1, Class A1, 3.613%, 10/26/2048[2,7,10]	2,326,457
1,250,000	Burnham Park Clo Ltd. Series 2016-1A, Class A, 4.022% (LIBOR 3 Month+143 basis points), 10/20/2029[2,3,7]	1,256,500
500,000	California Street CLO LP Series 2012-9A, Class D1R2, 0.000% (LIBOR 3 Month+370 basis points), 7/16/2032[2,3,7]	500,000
	Capital One Prime Auto Receivables Trust
1,874,743	Series 2019-1, Class A1, 2.507%, 6/15/2020[2]	1,877,143
3,200,000	Series 2019-1, Class A2, 2.580%, 4/15/2022[2]	3,215,910
	Carbone Clo Ltd.
5,250,000	Series 2017-1A, Class A1, 3.732% (LIBOR 3 Month+114 basis points), 1/20/2031[2,3,7]	5,219,550
1,000,000	Series 2017-1A, Class C, 5.192% (LIBOR 3 Month+260 basis points), 1/20/2031[2,3,7]	947,100
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2015-2A, Class CR, 4.832% (LIBOR 3 Month+225 basis points), 4/27/2027[2,3,7]	495,100

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,500,000	Series 2015-4A, Class DR, 9.203% (LIBOR 3 Month+670 basis points), 7/20/2032[2,3,7]	$1,471,350
	Carlyle U.S. Clo Ltd.
1,750,000	Series 2019-1A, Class C, 6.318% (LIBOR 3 Month+370 basis points), 4/20/2031[2,3,7]	1,759,625
875,000	Series 2017-2A, Class C, 6.292% (LIBOR 3 Month+370 basis points), 7/20/2031[2,3,7]	875,525
	CarMax Auto Owner Trust
2,530,981	Series 2016-4, Class A3, 1.400%, 8/15/2021[2]	2,519,756
3,166,924	Series 2018-4, Class A2A, 3.110%, 2/15/2022[2]	3,183,110
1,311,141	Series 2017-3, Class A3, 1.970%, 4/15/2022[2]	1,308,448
	Carvana Auto Receivables Trust
2,575,000	Series 2019-2A, Class A1, 2.476%, 7/15/2020[2,7,12]	2,575,000
2,000,000	Series 2019-1A, Class A2, 3.010%, 10/15/2021[2,7]	2,007,904
2,600,000	Series 2019-2A, Class A2, 2.600%, 1/18/2022[2,7,12]	2,599,800
1,825,000	Catamaran CLO Ltd. Series 2014-2A, Class C, 6.101% (LIBOR 3 Month+350 basis points), 10/18/2026[2,3,7]	1,825,548
269,525	CCG Receivables Trust Series 2016-1, Class A2, 1.690%, 9/14/2022[2,7]	269,422
	CIFC Funding Ltd.
1,250,000	Series 2012-2RA, Class A1, 3.392% (LIBOR 3 Month+80 basis points), 1/20/2028[2,3,7]	1,246,250
500,000	Series 2013-4A, Class ERR, 8.032% (LIBOR 3 Month+545 basis points), 4/27/2031[2,3,7]	460,500
2,512,000	Citibank Credit Card Issuance Trust Series 2017-A9, Class A9, 1.800%, 9/20/2021[2]	2,508,611
	CNH Equipment Trust
348,963	Series 2017-C, Class A2, 1.840%, 3/15/2021[2]	348,619
688,866	Series 2018-A, Class A2, 2.780%, 8/16/2021[2]	690,405
710,224	Series 2018-B, Class A2, 2.930%, 12/15/2021[2]	712,204
1,250,000	Series 2019-B, Class A2, 2.550%, 9/15/2022[2]	1,256,841
	COLT Mortgage Loan Trust
2,521,138	Series 2018-2, Class A1, 3.470%, 7/27/2048[2,7,8]	2,536,648
2,300,000	Series 2019-3, Class A1, 2.764%, 8/25/2049[2,7,8]	2,299,976
1,250,000	Cumberland Park CLO Ltd. Series 2015-2A, Class DR, 5.292% (LIBOR 3 Month+270 basis points), 7/20/2028[2,3,7]	1,240,625
1,395,101	Dell Equipment Finance Trust Series 2018-1, Class A2B, 2.704% (LIBOR 1 Month+30 basis points), 10/22/2020[2,3,7]	1,395,499

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,645,219	DLL LLC Series 2018-ST2, Class A2, 3.140%, 10/20/2020[2,7]	$1,647,749
500,000	Dryden CLO Ltd. Series 2018-64A, Class F, 9.751% (LIBOR 3 Month+715 basis points), 4/18/2031[2,3,7]	443,400
	Dryden Senior Loan Fund
1,000,000	Series 2012-25A, Class DRR, 5.597% (LIBOR 3 Month+300 basis points), 10/15/2027[2,3,7]	1,000,300
1,500,000	Series 2014-36A, Class DR2, 6.297% (LIBOR 3 Month+370 basis points), 4/15/2029[2,3,7]	1,502,250
1,000,000	Series 2016-43A, Class DR, 5.692% (LIBOR 3 Month+310 basis points), 7/20/2029[2,3,7]	1,000,400
1,175,000	Series 2016-43A, Class ER, 8.692% (LIBOR 3 Month+610 basis points), 7/20/2029[2,3,7]	1,164,660
1,100,000	Series 2017-54A, Class E, 8.792% (LIBOR 3 Month+620 basis points), 10/19/2029[2,3,7]	1,073,600
875,000	Series 2017-50A, Class E, 8.857% (LIBOR 3 Month+626 basis points), 7/15/2030[2,3,7]	861,350
1,000,000	Series 2016-45A, Class DR, 5.747% (LIBOR 3 Month+315 basis points), 10/15/2030[2,3,7]	993,000
1,125,000	Series 2016-45A, Class ER, 8.447% (LIBOR 3 Month+585 basis points), 10/15/2030[2,3,7]	1,071,000
750,000	Series 2015-41A, Class ER, 7.897% (LIBOR 3 Month+530 basis points), 4/15/2031[2,3,7]	684,000
1,500,000	Series 2015-40A, Class DR, 5.618% (LIBOR 3 Month+310 basis points), 8/15/2031[2,3,7]	1,489,200
	Eaton Vance CLO Ltd.
1,250,000	Series 2015-1A, Class DR, 5.092% (LIBOR 3 Month+250 basis points), 1/20/2030[2,3,7]	1,182,875
500,000	Series 2015-1A, Class ER, 8.192% (LIBOR 3 Month+560 basis points), 1/20/2030[2,3,7]	469,550
1,000,000	Series 2014-1RA, Class D, 5.647% (LIBOR 3 Month+305 basis points), 7/15/2030[2,3,7]	984,500
250,000	Series 2014-1RA, Class E, 8.297% (LIBOR 3 Month+570 basis points), 7/15/2030[2,3,7]	236,250
1,000,000	Series 2019-1A, Class E, 9.245% (LIBOR 3 Month+675 basis points), 4/15/2031[2,3,7]	998,500
	Engs Commercial Finance Trust
751,978	Series 2018-1A, Class A1, 2.970%, 2/22/2021[2,7]	753,162
2,045,257	Series 2016-1A, Class A2, 2.630%, 2/22/2022[2,7]	2,046,171
501,859	FDIC Guaranteed Notes Trust Series 2010-S4, Class A, 3.160% (LIBOR 1 Month+72 basis points), 12/4/2020[2,3,7]	502,863

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,004,867	Finance of America Structured Securities Trust Series 2019-HB1, Class A, 3.279%, 4/25/2029[2,7,8]	$1,009,256
750,000	Flatiron CLO Ltd. Series 2013-1A, Class C, 6.188% (LIBOR 3 Month+360 basis points), 1/17/2026[2,3,7]	750,750
	Ford Credit Auto Lease Trust
758,474	Series 2018-B, Class A2B, 2.554% (LIBOR 1 Month+16 basis points), 4/15/2021[2,3]	758,312
468,469	Series 2018-B, Class A2A, 2.930%, 4/15/2021[2]	469,512
	Ford Credit Auto Owner Trust
65,499	Series 2017-C, Class A2A, 1.800%, 9/15/2020[2]	65,555
24,128	Series 2016-B, Class A3, 1.330%, 10/15/2020[2]	24,108
1,069,779	Series 2016-C, Class A3, 1.220%, 3/15/2021[2]	1,065,863
1,649,210	Series 2018-B, Class A2A, 2.960%, 9/15/2021[2]	1,654,199
1,850,000	Ford Credit Floorplan Master Owner Trust A Series 2016-3, Class A1, 1.550%, 7/15/2021[2]	1,849,162
2,775,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class A1, 2.506%, 8/17/2020[2,7]	2,775,000
500,000	Galaxy CLO Ltd. Series 2017-23A, Class D, 6.061% (LIBOR 3 Month+348 basis points), 4/24/2029[2,3,7]	500,200
	GM Financial Automobile Leasing Trust
384,236	Series 2018-1, Class A2A, 2.390%, 4/20/2020[2]	384,208
3,097,587	Series 2017-2, Class A3, 2.020%, 9/21/2020[2]	3,093,823
446,605	Series 2018-3, Class A2B, 2.553% (LIBOR 1 Month+17 basis points), 9/21/2020[2,3]	446,713
297,504	Series 2018-3, Class A2A, 2.890%, 9/21/2020[2]	297,902
3,130,000	Series 2019-1, Class A2A, 2.910%, 4/20/2021[2]	3,141,866
2,000,000	Series 2019-2, Class A2A, 2.670%, 6/21/2021[2]	2,007,484
	GM Financial Consumer Automobile Receivables Trust
1,360,414	Series 2018-2, Class A2A, 2.550%, 5/17/2021[2]	1,361,404
475,319	Series 2017-1A, Class A3, 1.780%, 10/18/2021[2,7]	474,091
678,886	Series 2018-4, Class A2, 2.930%, 11/16/2021[2]	680,655
3,096,000	Series 2017-3A, Class A3, 1.970%, 5/16/2022[2,7]	3,090,690
2,890,718	Government National Mortgage Association Series 2017-135, Class AB, 2.200%, 5/16/2049[2]	2,847,076
	Hertz Fleet Lease Funding LP
375,000	Series 2016-1, Class B, 4.612% (LIBOR 1 Month+220 basis points), 4/10/2030[2,3,7]	375,675
455,000	Series 2017-1, Class B, 2.880%, 4/10/2031[2,7]	455,163

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Highbridge Loan Management Ltd.
$1,500,000	Series 7A-2015, Class BR, 3.698% (LIBOR 3 Month+118 basis points), 3/15/2027[2,3,7]	$1,472,550
1,500,000	Series 7A-2015, Class DR, 4.918% (LIBOR 3 Month+240 basis points), 3/15/2027[2,3,7]	1,462,350
250,000	Series 3A-2014, Class CR, 6.201% (LIBOR 3 Month+360 basis points), 7/18/2029[2,3,7]	250,325
1,000,000	Series 2013-2A, Class DR, 9.192% (LIBOR 3 Month+660 basis points), 10/20/2029[2,3,7]	992,500
1,000,000	Series 5A-2015, Class DRR, 5.747% (LIBOR 3 Month+315 basis points), 10/15/2030[2,3,7]	970,400
1,375,000	Series 5A-2015, Class ERR, 8.597% (LIBOR 3 Month+600 basis points), 10/15/2030[2,3,7]	1,298,963
600,000	Home Partners of America Trust Series 2017-1, Class C, 3.944% (LIBOR 1 Month+155 basis points), 7/17/2034[3,7]	600,829
	Honda Auto Receivables Owner Trust
16,739	Series 2016-2, Class A3, 1.390%, 4/15/2020[2]	16,729
313,524	Series 2016-3, Class A3, 1.160%, 5/18/2020[2]	313,177
3,550,000	Series 2019-1, Class A2, 2.750%, 9/20/2021[2]	3,563,231
500,000	HPS Loan Management Ltd. Series 10A-16, Class C, 6.242% (LIBOR 3 Month+365 basis points), 1/20/2028[2,3,7]	502,550
100,827	Huntington Auto Trust Series 2016-1, Class A3, 1.590%, 11/16/2020[2]	100,757
	Hyundai Auto Lease Securitization Trust
198,608	Series 2017-C, Class A2A, 1.890%, 3/16/2020[2,7]	198,559
126,905	Series 2017-A, Class A3, 1.880%, 8/17/2020[2,7]	126,872
700,000	Hyundai Auto Receivables Trust Series 2015-C, Class B, 2.150%, 11/15/2021[2]	699,362
	LCM LP
2,250,000	Series 21A, Class DR, 5.392% (LIBOR 3 Month+280 basis points), 4/20/2028[2,3,7]	2,228,400
750,000	Series 15A, Class ER, 9.092% (LIBOR 3 Month+650 basis points), 7/20/2030[2,3,7]	739,050
	Madison Park Funding Ltd.
950,000	Series 2015-19A, Class CR, 4.742% (LIBOR 3 Month+215 basis points), 1/22/2028[2,3,7]	918,745
2,000,000	Series 2015-19A, Class DR, 6.942% (LIBOR 3 Month+435 basis points), 1/22/2028[2,3,7]	1,898,200
1,500,000	Series 2016-22X, Class D, 6.580% (LIBOR 3 Month+400 basis points), 10/25/2029[2,3]	1,505,700

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Series 2018-27A, Class C, 5.192% (LIBOR 3 Month+260 basis points), 4/20/2030[2,3,7]	$950,900
1,250,000	Series 2014-14A, Class DRR, 5.542% (LIBOR 3 Month+295 basis points), 10/22/2030[2,3,7]	1,221,500
	Magnetite Ltd.
6,000,000	Series 2012-7A, Class A1R2, 3.397% (LIBOR 3 Month+80 basis points), 1/15/2028[2,3,7]	5,965,800
650,000	Series 2012-7A, Class CR2, 4.647% (LIBOR 3 Month+205 basis points), 1/15/2028[2,3,7]	628,355
1,000,000	Series 2015-16A, Class C1R, 4.201% (LIBOR 3 Month+160 basis points), 1/18/2028[2,3,7]	988,700
2,500,000	Series 2019-21A, Class A, 3.909% (LIBOR 3 Month+128 basis points), 4/20/2030[2,3,7]	2,506,750
1,250,000	Series 2019-22A, Class D, 6.142% (LIBOR 3 Month+365 basis points), 4/15/2031[2,3,7]	1,250,750
500,000	Series 2019-22A, Class E, 9.242% (LIBOR 3 Month+675 basis points), 4/15/2031[2,3,7]	501,800
250,000	Series 2015-12A, Class DR, 5.597% (LIBOR 3 Month+300 basis points), 10/15/2031[2,3,7]	245,850
750,000	Series 2015-12A, Class ER, 8.277% (LIBOR 3 Month+568 basis points), 10/15/2031[2,3,7]	712,800
	Mercedes-Benz Auto Lease Trust
256,007	Series 2018-A, Class A2, 2.200%, 4/15/2020[2]	255,974
1,485,000	Series 2019-A, Class A2, 3.010%, 2/16/2021[2]	1,489,396
	Milos CLO Ltd.
2,000,000	Series 2017-1A, Class D, 5.992% (LIBOR 3 Month+340 basis points), 10/20/2030[2,3,7]	1,983,000
500,000	Series 2017-1A, Class E, 8.892% (LIBOR 3 Month+630 basis points), 10/20/2030[2,3,7]	486,650
1,490,913	MMAF Equipment Finance LLC Series 2014-AA, Class A4, 1.590%, 2/8/2022[2,7]	1,485,786
750,000	Mountain View CLO LLC Series 2016-1A, Class E, 9.597% (LIBOR 3 Month+700 basis points), 1/14/2029[2,3,7]	750,225
	Nationstar HECM Loan Trust
1,804,856	Series 2018-3A, Class A, 3.555%, 11/25/2028[2,7,8]	1,813,121
1,400,000	Series 2019-1A, Class A, 2.651%, 6/25/2029[2,7,8,9,12]	1,407,560
1,500,000	Series 2019-1A, Class M1, 2.664%, 6/25/2029[2,7,8,9,12]	1,505,250
	Neuberger Berman CLO Ltd.
1,000,000	Series 2017-16SA, Class D, 5.097% (LIBOR 3 Month+250 basis points), 1/15/2028[2,3,7]	985,200
500,000	Series 2014-17A, Class ER, 9.142% (LIBOR 3 Month+655 basis points), 4/22/2029[2,3,7]	484,350

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2013-14A, Class DR, 6.232% (LIBOR 3 Month+365 basis points), 1/28/2030[2,3,7]	$500,350
925,000	Series 2014-18A, Class CR2, 5.592% (LIBOR 3 Month+300 basis points), 10/21/2030[2,3,7]	900,210
500,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2019-31A, Class E, 9.274% (LIBOR 3 Month+675 basis points), 4/20/2031[2,3,7]	500,400
	New Residential Mortgage Loan Trust
1,754,890	Series 2019-NQM2, Class A1, 3.600%, 4/25/2049[2,7,8]	1,785,263
2,326,692	Series 2019-2A, Class A1, 4.250%, 12/25/2057[2,7,8]	2,431,242
	Nissan Auto Lease Trust
60,991	Series 2017-B, Class A2A, 1.830%, 12/16/2019[2]	60,968
1,190,748	Series 2017-A, Class A3, 1.910%, 4/15/2020[2]	1,190,153
	Nissan Auto Receivables Owner Trust
278,894	Series 2016-A, Class A3, 1.340%, 10/15/2020[2]	278,576
792,309	Series 2016-C, Class A3, 1.180%, 1/15/2021[2]	789,550
1,800,116	Series 2017-A, Class A3, 1.740%, 8/16/2021[2]	1,795,511
	OBX Trust
5,851,238	Series 2018-EXP1, Class 2A1, 3.254% (LIBOR 1 Month+85 basis points), 4/25/2048[2,3,7]	5,857,558
1,242,467	Series 2019-EXP1, Class 2A1A, 3.354% (LIBOR 1 Month+95 basis points), 1/25/2059[2,3,7]	1,244,990
	OZLM Ltd.
440,000	Series 2018-22A, Class C, 5.238% (LIBOR 3 Month+265 basis points), 1/17/2031[2,3,7]	416,592
750,000	Series 2017-21A, Class D, 8.132% (LIBOR 3 Month+554 basis points), 1/20/2031[2,3,7]	683,475
1,250,000	Series 2018-18A, Class D, 5.447% (LIBOR 3 Month+285 basis points), 4/15/2031[2,3,7]	1,193,125
750,000	Series 2018-20A, Class C, 5.542% (LIBOR 3 Month+295 basis points), 4/20/2031[2,3,7]	720,225
	Recette Clo Ltd.
1,500,000	Series 2015-1A, Class BR, 3.892% (LIBOR 3 Month+130 basis points), 10/20/2027[2,3,7]	1,488,900
2,250,000	Series 2015-1A, Class DR, 5.342% (LIBOR 3 Month+275 basis points), 10/20/2027[2,3,7]	2,239,875
	RMF Buyout Issuance Trust
2,600,000	Series 2019-1, Class A, 2.475%, 7/25/2029[2,7,8]	2,599,998
2,600,000	Series 2019-1, Class M1, 2.521%, 7/25/2029[2,7,8]	2,599,999
	Rockford Tower CLO Ltd.
1,500,000	Series 2018-1A, Class D, 5.520% (LIBOR 3 Month+300 basis points), 5/20/2031[2,3,7]	1,478,550

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$2,000,000	Series 2019-1A, Class E, 8.977% (LIBOR 3 Month+636 basis points), 4/20/2032[2,3,7]	$1,937,400
1,000,000	TCI-Flatiron Clo Ltd. Series 2018-1A, Class E, 9.432% (LIBOR 3 Month+660 basis points), 1/29/2032[2,3,7]	990,500
2,325,000	Towd Point HE Trust Series 2019-HE1, Class A1, 3.341% (LIBOR 1 Month+90 basis points), 4/25/2048[2,3,7]	2,317,608
1,775,993	Towd Point Mortgage Trust Series 2019-HY2, Class A1, 3.404% (LIBOR 1 Month+100 basis points), 5/25/2058[2,3,7]	1,790,723
146,673	Toyota Auto Receivables Series 2016-C, Class A3, 1.140%, 8/17/20202	146,420
1,000,000	Upland CLO Ltd. Series 2016-1A, Class CR, 5.492% (LIBOR 3 Month+290 basis points), 4/20/2031[2,3,7]	953,100
	Venture CLO Ltd.
1,000,000	Series 2013-15X, Class C1R, 5.197% (LIBOR 3 Month+260 basis points), 7/15/2028[2,3]	1,000,400
500,000	Series 2016-24A, Class A1P, 4.152% (LIBOR 3 Month+156 basis points), 10/20/2028[2,3,7]	500,350
750,000	Verde CLO Series 2019-1A, Class D, 6.364% (LIBOR 3 Month+380 basis points), 4/15/2032[2,3,7]	751,575
	Verizon Owner Trust
1,557,890	Series 2016-2A, Class A, 1.680%, 5/20/2021[2,7]	1,555,067
2,000,000	Series 2017-2A, Class A, 1.920%, 12/20/2021[2,7]	1,996,186
1,732,491	Verus Securitization Trust Series 2019-INV1, Class A1, 3.402%, 12/25/2059[2,7,8]	1,755,926
	Voya CLO Ltd.
2,000,000	Series 2015-1A, Class CR, 4.951% (LIBOR 3 Month+235 basis points), 1/18/2029[2,3,7]	1,923,800
750,000	Series 2013-1A, Class CR, 5.547% (LIBOR 3 Month+295 basis points), 10/15/2030[2,3,7]	726,750
1,000,000	Series 2013-1A, Class DR, 9.077% (LIBOR 3 Month+648 basis points), 10/15/2030[2,3,7]	983,100
1,000,000	Series 2016-1A, Class DR, 7.842% (LIBOR 3 Month+525 basis points), 1/20/2031[2,3,7]	907,400
1,000,000	Series 2014-1A, Class DR2, 8.601% (LIBOR 3 Month+600 basis points), 4/18/2031[2,3,7]	952,100
800,000	Series 2018-1A, Class B, 4.392% (LIBOR 3 Month+180 basis points), 4/19/2031[2,3,7]	778,160

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$750,000	Series 2018-1A, Class C, 5.192% (LIBOR 3 Month+260 basis points), 4/19/2031[2,3,7]	$716,775
1,550,000	Series 2013-2A, Class CR, 5.330% (LIBOR 3 Month+275 basis points), 4/25/2031[2,3,7]	1,477,460
500,000	Series 2018-3A, Class D, 5.597% (LIBOR 3 Month+300 basis points), 10/15/2031[2,3,7]	487,700
1,000,000	Series 2018-4A, Class D, 6.304% (LIBOR 3 Month+360 basis points), 1/15/2032[2,3,7]	1,002,300
1,500,000	Series 2018-4A, Class E, 9.004% (LIBOR 3 Month+630 basis points), 1/15/2032[2,3,7]	1,486,950
1,500,000	Series 2019-2A, Class D, 0.000% (LIBOR 3 Month+370 basis points), 7/20/2032[2,3,7]	1,500,000
	West CLO Ltd.
1,393,042	Series 2014-2A, Class A1BR, 2.724%, 1/16/2027[2,7]	1,396,524
1,000,000	Series 2014-2A, Class CR, 5.251% (LIBOR 3 Month+265 basis points), 1/16/2027[2,3,7]	995,900
	Westcott Park CLO Ltd.
1,250,000	Series 2016-1A, Class CR, 4.724% (LIBOR 3 Month+225 basis points), 7/20/2028[2,3,7]	1,248,250
2,000,000	Series 2016-1A, Class DR, 5.724% (LIBOR 3 Month+325 basis points), 7/20/2028[2,3,7]	1,997,000
	World Omni Auto Receivables Trust
326,342	Series 2018-A, Class A2, 2.190%, 5/17/2021[2]	326,154
314,212	Series 2016-A, Class A3, 1.770%, 9/15/2021[2]	313,571
482,432	Series 2018-D, Class A2A, 3.010%, 4/15/2022[2]	484,668
4,953,245	Series 2017-A, Class A3, 1.930%, 9/15/2022[2]	4,939,183
	World Omni Automobile Lease Securitization Trust
2,003,475	Series 2017-A, Class A3, 2.130%, 4/15/2020[2]	2,002,213
1,906,672	Series 2018-B, Class A2A, 2.960%, 6/15/2021[2]	1,914,605
	York CLO Ltd.
2,000,000	Series 2016-1A, Class AR, 3.842% (LIBOR 3 Month+125 basis points), 10/20/2029[2,3,7]	2,000,800
1,250,000	Series 2016-1A, Class DR, 6.192% (LIBOR 3 Month+360 basis points), 10/20/2029[2,3,7]	1,250,000
1,500,000	Series 2014-1A, Class DRR, 5.602% (LIBOR 3 Month+301 basis points), 10/22/2029[2,3,7]	1,491,300
1,375,000	Series 2018-1A, Class D, 5.942% (LIBOR 3 Month+335 basis points), 10/22/2031[2,3,7]	1,375,963
1,000,000	Series 2018-1A, Class E, 8.602% (LIBOR 3 Month+601 basis points), 10/22/2031[2,3,7]	973,700
	Total Asset-Backed Securities
	(Cost $268,521,325)	268,466,483

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.6%
$2,000,000	280 Park Avenue Mortgage Trust Series 2017-280P, Class B, 3.474% (LIBOR 1 Month+108 basis points), 9/15/2034[2,3,7]	$2,003,998
	BBCMS Mortgage Trust
2,000,000	Series 2017-DELC, Class A, 3.244% (LIBOR 1 Month+85 basis points), 8/15/2036[3,7]	1,999,550
1,875,000	Series 2018-TALL, Class A, 3.116% (LIBOR 1 Month+72.2 basis points), 3/15/2037[3,7]	1,870,922
1,000,000	Series 2018-TALL, Class B, 3.365% (LIBOR 1 Month+97.1 basis points), 3/15/2037[3,7]	999,069
2,100,000	Benefit Street Partners CLO Ltd. Series 2015-VIA, Class CR, 6.051% (LIBOR 3 Month+345 basis points), 10/18/2029[2,3,7]	2,100,840
2,450,000	BF Mortgage Trust Series 2019-NYT, Class A, 3.594% (LIBOR 1 Month+120 basis points), 11/15/2035[3,7]	2,464,656
	BX Commercial Mortgage Trust
2,070,915	Series 2018-IND, Class A, 3.144% (LIBOR 1 Month+75 basis points), 11/15/2035[3,7]	2,074,745
2,578,493	Series 2018-IND, Class B, 3.294% (LIBOR 1 Month+90 basis points), 11/15/2035[3,7]	2,580,318
	CHC Commercial Mortgage Trust
7,500,000	Series 2019-CHC, Class A, 3.445% (LIBOR 1 Month+112 basis points), 6/15/2034[3,7]	7,500,000
6,800,000	Series 2019-CHC, Class D, 4.375% (LIBOR 1 Month+205 basis points), 6/15/2034[3,7]	6,800,000
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 3.224% (LIBOR 1 Month+83 basis points), 12/15/2036[2,3,7]	1,201,010
2,000,000	Series 2019-SST2, Class A, 3.314% (LIBOR 1 Month+92 basis points), 12/15/2036[2,3,7]	1,979,790
750,000	Series 2018-TBR, Class B, 3.544% (LIBOR 1 Month+115 basis points), 12/15/2036[2,3,7]	751,112
	CORE Mortgage Trust
2,210,000	Series 2019-CORE, Class A, 3.274% (LIBOR 1 Month+88 basis points), 12/15/2031[3,7]	2,217,925
1,100,000	Series 2019-CORE, Class B, 3.494% (LIBOR 1 Month+110 basis points), 12/15/2031[3,7]	1,101,892
	Credit Suisse Mortgage Capital Certificates
2,050,000	Series 2019-ICE4, Class A, 3.374% (LIBOR 1 Month+98 basis points), 5/15/2036[3,7]	2,055,107
1,880,000	Series 2019-ICE4, Class B, 3.624% (LIBOR 1 Month+123 basis points), 5/15/2036[3,7]	1,885,901

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$587,405	CSMC Trust Series 2014-OAK1, Class 2A4, 3.000%, 11/25/2044[2,7,8]	$588,655
861,356	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 3.318%, 5/28/2035[2,8]	830,773
264,585	FDIC Guaranteed Notes Trust Series 2010-S2, Class 2A, 2.570%, 7/29/2047[2,7]	264,936
	Hilton Orlando Trust
1,044,000	Series 2018-ORL, Class B, 3.444% (LIBOR 1 Month+105 basis points), 12/15/2034[3,7]	1,045,213
1,000,000	Series 2018-ORL, Class C, 3.694% (LIBOR 1 Month+130 basis points), 12/15/2034[3,7]	1,002,125
1,900,000	J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class AFL, 3.380% (LIBOR 1 Month+95 basis points), 7/5/2033[2,3,7]	1,901,140
1,650,000	JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class B, 4.709%, 9/15/2047[2,8]	1,715,304
78,800	Mellon Residential Funding Series 1999-TBC3, Class A2, 3.141%, 10/20/2029[2,8]	79,350
200,477	NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A, 2.813% (LIBOR 1 Month+40 basis points), 3/11/2020[2,3]	200,853
500,000	Neuberger Berman Loan Advisers CLO Ltd. Series 2018-27A, Class D, 5.197% (LIBOR 3 Month+260 basis points), 1/15/2030[2,3,7]	474,100
500,000	UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class B, 3.718%, 12/10/2045[2,7,8]	509,185
	Total Commercial Mortgage-Backed Securities
	(Cost $50,023,776)	50,198,469
	CORPORATE — 18.8%
	BASIC MATERIALS — 0.2%
1,350,000	Freeport-McMoRan, Inc. 4.000%, 11/14/2021	1,378,688
	COMMUNICATIONS — 0.5%
685,000	Cumulus Media New Holdings, Inc. 6.750%, 7/1/2026[2,7]	685,000
200,000	Discovery Communications LLC 3.097% (LIBOR 3 Month+71 basis points), 9/20/2019[3]	200,228
2,030,000	Interpublic Group of Cos., Inc. 3.500%, 10/1/2020	2,055,923
		2,941,151

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL — 2.9%
$2,875,000	American Honda Finance Corp. 2.915% (LIBOR 3 Month+35 basis points), 11/5/2021[3]	$2,879,519
	BMW U.S. Capital LLC
1,500,000	3.035% (LIBOR 3 Month+50 basis points), 8/13/2021[3,7]	1,504,920
950,000	3.150%, 4/18/20242,7	977,327
1,725,000	Daimler Finance North America LLC 3.203% (LIBOR 3 Month+62 basis points), 10/30/2019[3,7]	1,728,022
400,000	Dollar Tree, Inc. 3.288% (LIBOR 3 Month+70 basis points), 4/17/2020[2,3]	400,048
580,000	Hyundai Capital America 3.529% (LIBOR 3 Month+94 basis points), 7/8/2021[3,7]	580,791
100,000	IAA, Inc. 5.500%, 6/15/2027[2,7]	104,250
1,400,000	Lennar Corp. 6.625%, 5/1/2020	1,443,750
	Nissan Motor Acceptance Corp.
650,000	2.987% (LIBOR 3 Month+39 basis points), 7/13/2020[3,7]	650,111
675,000	3.016% (LIBOR 3 Month+63 basis points), 9/21/2021[3,7]	675,028
2,450,000	Starbucks Corp. 2.100%, 2/4/2021[2]	2,441,937
730,000	Toyota Motor Credit Corp. 3.050%, 1/8/2021	740,119
2,340,000	Volkswagen Group of America Finance LLC 3.875%, 11/13/2020[7]	2,389,769
540,000	William Lyon Homes, Inc. 6.625%, 7/15/2027[2,7]	540,000
		17,055,591
	CONSUMER, NON-CYCLICAL — 2.3%
2,675,000	Amgen, Inc. 2.125%, 5/1/2020[2]	2,668,023
2,175,000	Anthem, Inc. 4.350%, 8/15/2020	2,221,871
1,418,000	Cardinal Health, Inc. 4.625%, 12/15/2020	1,458,972
2,000,000	Conagra Brands, Inc. 3.092% (LIBOR 3 Month+50 basis points), 10/9/2020[3]	1,995,844
2,315,000	Laboratory Corp. of America Holdings 2.625%, 2/1/2020	2,316,706
495,000	McKesson Corp. 3.650%, 11/30/2020	502,952

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$1,250,000	Mondelez International Holdings Netherlands B.V. 3.192% (LIBOR 3 Month+61 basis points), 10/28/2019[3,6,7]	$1,251,754
472,000	Moody's Corp. 5.500%, 9/1/2020	488,751
450,000	UnitedHealth Group, Inc. 2.670% (LIBOR 3 Month+26 basis points), 6/15/2021[3]	450,362
		13,355,235
	ENERGY — 3.3%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
1,275,000	5.375%, 9/15/2024[2]	1,273,406
720,000	5.750%, 1/15/2028[2,7]	713,700
1,475,000	BP Capital Markets America, Inc. 4.742%, 3/11/2021	1,538,138
2,500,000	Enbridge, Inc. 2.984% (LIBOR 3 Month+40 basis points), 1/10/2020[3,6]	2,500,760
1,525,000	Energy Transfer Operating LP 7.500%, 10/15/2020	1,617,900
2,675,000	Kinder Morgan Energy Partners LP 6.850%, 2/15/2020	2,743,378
2,652,000	Occidental Petroleum Corp. 4.100%, 2/1/2021[2]	2,713,062
2,825,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[7]	2,885,031
2,775,000	Schlumberger Finance Canada Ltd. 2.200%, 11/20/2020[6,7]	2,772,772
350,000	Spectra Energy Partners LP 3.179% (LIBOR 3 Month+70 basis points), 6/5/2020[3]	351,078
		19,109,225
	FINANCIAL — 3.9%
2,875,000	Air Lease Corp. 3.500%, 1/15/2022	2,944,348
	Aircastle Ltd.
575,000	5.125%, 3/15/2021[6]	596,409
2,030,000	5.500%, 2/15/2022[6]	2,151,830
505,000	4.250%, 6/15/2026[2,6]	510,062
245,000	American Express Co. 3.000%, 2/22/2021[2]	247,705
2,000,000	Branch Banking & Trust Co. 2.740% (LIBOR 3 Month+22 basis points), 6/1/2020[2,3]	2,001,932
300,000	Capital One Financial Corp. 2.500%, 5/12/2020[2]	300,345

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$1,080,000	Citibank N.A. 3.400%, 7/23/2021[2]	$1,103,028
1,000,000	Credit Suisse Group Funding Guernsey Ltd. 2.750%, 3/26/2020[6]	1,001,746
1,000,000	Goldman Sachs Group, Inc. 3.250% (LIBOR 3 Month+80 basis points), 12/13/2019[3]	1,003,192
	HCP, Inc.
2,250,000	2.625%, 2/1/2020[2]	2,251,449
255,000	3.250%, 7/15/2026[2]	256,235
1,750,000	JPMorgan Chase & Co. 3.787% (LIBOR 3 Month+120.5 basis points), 10/29/2020[2,3]	1,770,050
	JPMorgan Chase Bank N.A.
935,000	2.750% (LIBOR 3 Month+23 basis points), 9/1/2020[2,3]	935,397
125,000	2.869% (LIBOR 3 Month+29 basis points), 2/1/2021[2,3]	125,076
2,250,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[2]	2,248,672
275,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 9.375%, 4/1/2027[2,7]	242,344
100,000	SBA Tower Trust 3.156%, 10/10/2045[2,7]	100,233
510,000	Toronto-Dominion Bank 2.670% (LIBOR 3 Month+26 basis points), 9/17/2020[3,6]	511,194
2,670,000	Wells Fargo & Co. 2.500%, 3/4/2021	2,676,085
		22,977,332
	INDUSTRIAL — 2.4%
2,095,000	Avolon Holdings Funding Ltd. 3.625%, 5/1/2022[2,6,7]	2,126,111
275,000	Berry Global Escrow Corp. 4.875%, 7/15/2026[2,7]	281,531
	Caterpillar Financial Services Corp.
2,250,000	2.000%, 3/5/2020	2,244,755
580,000	2.698% (LIBOR 3 Month+18 basis points), 5/15/2020[3]	580,727
575,000	2.752% (LIBOR 3 Month+28 basis points), 9/7/2021[3]	575,328
2,425,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	2,478,350
2,000,000	Textron, Inc. 3.095% (LIBOR 3 Month+55 basis points), 11/10/2020[2,3]	2,000,018
2,000,000	Vulcan Materials Co. 3.170% (LIBOR 3 Month+65 basis points), 3/1/2021[3]	2,002,186

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$1,375,000	Wabtec Corp. 3.710% (LIBOR 3 Month+130 basis points), 9/15/2021[2,3]	$1,371,530
		13,660,536
	TECHNOLOGY — 1.2%
415,000	Dell International LLC / EMC Corp. 4.900%, 10/1/2026[2,7]	433,078
	Fiserv, Inc.
2,850,000	2.700%, 6/1/2020[2]	2,856,059
505,000	2.750%, 7/1/2024[2]	508,922
255,000	Hewlett Packard Enterprise Co. 3.318% (LIBOR 3 Month+72 basis points), 10/5/2021[2,3]	255,045
1,371,000	IBM Credit LLC 1.800%, 1/20/2021	1,362,751
1,500,000	International Business Machines Corp. 2.935% (LIBOR 3 Month+40 basis points), 5/13/2021[3]	1,504,379
		6,920,234
	UTILITIES — 2.1%
500,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021	501,641
1,775,000	Consolidated Edison Co. of New York, Inc. 2.749% (LIBOR 3 Month+40 basis points), 6/25/2021[3]	1,780,045
2,675,000	Dominion Energy, Inc. 2.579%, 7/1/2020	2,671,565
185,000	NRG Energy, Inc. 5.250%, 6/15/2029[2,7]	197,487
3,000,000	Sempra Energy 2.400%, 3/15/2020[2]	2,997,966
175,000	Talen Energy Supply LLC 6.625%, 1/15/2028[2,7]	174,563
1,445,000	Vistra Energy Corp. 7.375%, 11/1/2022[2]	1,500,994
	Vistra Operations Co. LLC
525,000	3.550%, 7/15/2024[2,7]	528,428
1,500,000	5.500%, 9/1/2026[2,7]	1,588,125
		11,940,814
	Total Corporate
	(Cost $108,497,112)	109,338,806
	U.S. GOVERNMENT — 3.4%
	United States Treasury Bill
5,000,000	1.610%, 7/5/2019	4,998,920

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	U.S. GOVERNMENT (Continued)
$15,000,000	1.901%, 7/16/2019	$14,987,115
	Total U.S. Government
	(Cost $19,985,409)	19,986,035
	Total Bonds
	(Cost $447,027,622)	447,989,793
	COMMERCIAL PAPER — 9.4%
3,000,000	ABB Treasury Center USA Inc. 2.430%, 7/9/2019	2,997,816
3,000,000	Anheuser Busch Inbev NV 2.500%, 8/27/2019	2,987,226
3,000,000	Bell Canada 2.750%, 7/3/2019	2,998,911
3,000,000	Boeing Co. 2.570%, 8/21/2019	2,989,170
3,000,000	Chevron Corporation 2.350%, 7/23/2019	2,995,203
4,000,000	CNH Industrial Capital 2.630%, 7/8/2019	3,997,028
2,000,000	Enbridge Inc. 2.770%, 7/1/2019	1,999,584
3,000,000	FMC Technology 2.600%, 8/26/2019	2,987,301
5,000,000	General Mills, Inc. 2.500%, 7/10/2019	4,995,815
	NextEra Energy, Inc.
3,000,000	2.660%, 7/24/2019	2,994,519
4,000,000	2.550%, 8/6/2019	3,988,952
3,000,000	Oglethorpe Power Corporation 2.600%, 7/26/2019	2,993,877
4,000,000	Southern Co. 2.530%, 7/17/2019	3,994,680
5,000,000	UnitedHealth Group, Inc. 2.520%, 7/15/2019	4,994,135
	VW Credit, Inc.
3,000,000	2.840%, 7/8/2019	2,997,909
4,000,000	2.650%, 11/4/2019	3,962,560
	Total Commercial Paper
	(Cost $54,884,631)	54,874,686

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 1.9%
647,727	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.221%[11]	$647,727
10,607,570	Federated Treasury Obligations Fund - Institutional Class, 2.190%[11]	10,607,569
	Total Short-Term Investments
	(Cost $11,255,297)	11,255,296
	TOTAL INVESTMENTS — 102.4%
	(Cost $595,946,548)	596,909,709
	Liabilities in Excess of Other Assets — (2.4)%	(14,175,669)
	TOTAL NET ASSETS — 100.0%	$582,734,040

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]	Foreign security denominated in U.S. Dollars.
[7]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $265,902,432 which represents 45.6% of Net Assets.
[8]	Variable rate security.
[9]	Illiquid security. The total illiquid securities represents 0.6% of Net Assets. Total value of these securities is $3,785,973.
[10]	Step rate security.
[11]	The rate is the annualized seven-day yield at period end.
[12]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 1.39% of Net Assets. The total value of these securities is $8,087,610.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	46.1%
Corporate	18.8%
Commercial Mortgage-Backed Securities	8.6%
U.S. Government	3.4%
Total Bonds	76.9%
Bank Loans	14.2%
Commercial Paper	9.4%
Short-Term Investments	1.9%
Total Investments	102.4%
Liabilities in Excess of Other Assets	(2.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $595,946,548)	$596,909,709
Cash	775,296
Cash held by broker for futures contracts	14,865
Cash held by broker for securities sold short and swap contracts	522,690
Receivables:
Investment securities sold	20,804,717
Fund shares sold	1,520,602
Interest	3,018,365
Prepaid expenses	58,543
Total assets	623,624,787

Liabilities:
Payables:
Investment securities purchased	38,872,502
Fund shares redeemed	1,569,545
Advisory fees	267,827
Shareholder servicing fees (Note 6)	10,516
Fund administration and accounting fees	66,211
Auditing fees	54,857
Transfer agent fees and expenses	10,306
Commitment fees payable (Note 12)	5,584
Trustees' deferred compensation (Note 3)	3,463
Custody fees	1,236
Chief Compliance Officer fees	89
Trustees' fees and expenses	140
Accrued other expenses	28,471
Total liabilities	40,890,747

Net Assets	$582,734,040

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$601,022,475
Total accumulated deficit	(18,288,435)
Net Assets	$582,734,040

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$582,734,040
Shares of beneficial interest issued and outstanding	59,012,556
Offering and redemption price per share	$9.87

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF OPERATIONS

	For the Period February 1, 2019 through June 30, 2019*	For the Year Ended January 31, 2019
Investment Income:
Interest	$9,828,146	$18,891,704
Total investment income	9,828,146	18,891,704

Expenses:
Advisory fees	1,284,406	2,823,288
Fund administration and accounting fees	174,231	475,919
Shareholder servicing fees (Note 6)	162,782	349,551
Legal fees	39,815	117,263
Auditing fees	24,013	29,499
Registration fees	20,279	55,501
Transfer agent fees and expenses	16,376	56,695
Shareholder reporting fees	16,329	39,359
Interest on securities sold short	13,620	50,287
Commitment fees (Note 12)	12,766	30,229
Brokerage expense	11,081	-
Custody fees	9,804	31,166
Miscellaneous	6,831	7,998
Trustees' fees and expenses	5,268	8,301
Insurance fees	2,856	2,150
Chief Compliance Officer fees	2,367	5,227
Total expenses	1,802,824	4,082,433
Advisory fees waived	(12,105)	(142,783)
Fees paid indirectly (Note 3)	(1,792)	(9,200)
Net expenses	1,788,927	3,930,450
Net investment income	8,039,219	14,961,254

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,048,382	(1,486,883)
Futures contracts	-	282,187
Purchased options contracts	(112,272)	-
Securities sold short	(21,896)	771,893
Swap contracts	-	27,746
Net realized gain (loss)	914,214	(405,057)
Net change in unrealized appreciation/depreciation on:
Investments	2,738,973	(3,418,743)
Futures contracts	-	(166,247)
Securities sold short	13,767	(504,272)
Swap contracts	-	(88,599)
Net change in unrealized appreciation/depreciation	2,752,740	(4,177,861)
Net realized and unrealized gain (loss):	3,666,954	(4,582,918)

Net Increase in Net Assets from Operations	$11,706,173	$10,378,336

*	Fiscal year end changed to June 30 effective February 1, 2019.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period February 1, 2019 through June 30, 2019*	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$8,039,219	$14,961,254	$11,061,429
Net realized gain (loss) on investments, affiliated investments, futures contracts, securities sold short, swap contracts,
and foreign currency	914,214	(405,057)	2,624,397
Net change in unrealized appreciation/depreciation on investments, affiliated investments, futures contracts, securities sold short,
swap contracts, and foreign currency	2,752,740	(4,177,861)	165,880
Net increase in net assets resulting from operations	11,706,173	10,378,336	13,851,706

Distributions to Shareholders:
Distributions:[1]	(9,091,289)	(14,532,481)
Total distributions to shareholders	(9,091,289)	(14,532,481)
From net investment income			(10,446,269)
Total distributions to shareholders			(10,446,269)

Capital Transactions:
Net proceeds from shares sold	118,578,372	247,989,095	175,637,164
Reinvestment of distributions	7,488,488	11,913,783	8,472,398
Cost of shares redeemed[2]	(90,777,601)	(169,246,751)	(83,262,734)
Net increase in net assets from capital transactions	35,289,259	90,656,127	100,846,828

Total increase in net assets	37,904,143	86,501,982	104,252,265

Net Assets:
Beginning of period	544,829,897	458,327,915	354,075,650
End of period[3]	$582,734,040	$544,829,897	$458,327,915

Capital Share Transactions:
Shares sold	11,979,637	25,150,977	17,793,896
Shares reinvested	760,241	1,214,672	860,852
Shares redeemed	(9,169,575)	(17,217,687)	(8,435,831)

Net increase in capital share transactions	3,570,303	9,147,962	10,218,917

*	Fiscal year end changed to June 30 effective February 1, 2019.
1	The SEC eliminated the requirements to disclose components of distributions paid to shareholders in 2018.
2	Net of redemption fee proceeds of $0, $0 and $3,927, respectively. Effective April 3, 2017, the Fund no longer charges redemption fees.
3	For the year ended January 31, 2018, net assets included accumulated undistributed net investment income of $1,036,180. The SEC eliminated the requirements to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Year Ended January 31,
	For the Period February 1, 2019 through June 30, 2019**	2019	2018	2017	2016	For the Period February 28, 2014* through January 31, 2015
Net asset value, beginning of period	$9.83	$9.90	$9.81	$9.37	$9.87	$10.00
Income from Investment Operations:
Net investment income[1,2]	0.14	0.29	0.27	0.36	0.32	0.31
Net realized and unrealized gain (loss)	0.06	(0.08)	0.07	0.48	(0.51)	(0.19)
Net increase from reimbursement by affiliate for valuation error	-	-	-	0.01 [7]	-	-
Total from investment operations	0.20	0.21	0.34	0.85	(0.19)	0.12

Less Distributions:
From net investment income	(0.16)	(0.28)	(0.25)	(0.41)	(0.31)	(0.25)
Total distributions	(0.16)	(0.28)	(0.25)	(0.41)	(0.31)	(0.25)

Redemption fee proceeds[1]	-	-	- [3]	- [3]	- [3]	- [3]

Net asset value, end of period	$9.87	$9.83	$9.90	$9.81	$9.37	$9.87

Total return[4]	2.01%[8]	2.11%	3.50%	9.39%	(2.02)%	1.25%[8]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$582,734	$544,830	$458,328	$354,076	$465,743	$376,658

Ratio of expenses to average net assets
(including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5,6]	0.77%[9]	0.80%	0.81%	0.84%	0.80%	0.76%[9]
After fees waived and expenses absorbed[5,6]	0.77%[9]	0.77%	0.76%	0.77%	0.79%	0.75%[9]

Ratio of net investment income to average net assets
(including brokerage expense, commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[2]	3.44%[9]	2.89%	2.65%	3.69%	3.24%	3.38%[9]
After fees waived and expenses absorbed[2]	3.44%[9]	2.92%	2.70%	3.76%	3.25%	3.39%[9]

Portfolio turnover rate	45%[8]	214%	361%	202%	59%	14%[8]

*	Commencement of operations.
**	Fiscal year end changed to June 30 effective February 1, 2019.
1	Based on average shares outstanding for the period.
2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
3	Amount represents less than $0.01 per share.
4	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.
5	Does not include expenses of the investment companies in which the Fund invests.
6	If brokerage expense, commitment fees, and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.02% for the period ended June 30, 2019, 0.02%, 0.01%, 0.05%, and 0.05% for the fiscal years ended January 31, 2019, 2018, 2017, and 2016, respectively and 0.00% for the period ended January 31, 2015.
7	The Advisor reimbursed the Fund $226,661 for losses from a valuation error during the fiscal year ended January 31, 2017.
8	Not annualized.
9	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

June 2019

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in a broad universe of credit such as fixed and floating rate corporate bonds and notes, collateralized loan obligation (“CLOs”) debt, traditional asset-backed securities (“ABS”) debt, and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield, capital preservation, and low volatility.

Since inception, the Fund has had a flat or positive daily performance 97% of the time. Moreover, despite the market volatility including that of Q4 2018 most specifically, the Fund has not experienced a negative month.

Performance Overview

We are pleased to report the Fund returned 2.85% (net of fees) for the fiscal year-ending 6/30/2019. As shown below, please note that the Fund’s current yield is at its highest level since inception.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	9/30/2018	12/31/2018	3/31/2019	6/30/2019
Interest Rate Duration[1]	0.42 yrs	0.33 yrs	0.42 yrs	0.44 yrs
Spread Duration	0.67 yrs	0.87 yrs	0.76 yrs	0.86 yrs
Yield to Expected Call[2]	2.96%	3.31%	3.03%	2.69%
Yield to Maturity	3.15%	3.31%	3.03%	2.70%
Current Yield	2.81%	2.98%	2.98%	2.98%
30-day SEC Yield (net of fees)	2.33%	2.70%	2.68%	2.52%
30-day SEC Yield (gross of fees)	2.15%	2.49%	2.30%	2.12%
Weighted Average Price	$99.90	$99.60	$99.90	$100.10

Past performance does not guarantee future results.

[1]	Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, a lower interest rate duration signifies less sensitivity to interest rates.
[2]	Not indicative of the overall performance of the Fund.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

The Fund’s allocation to a diversified set of high quality ABS (inclusive of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”)), investment grade (“IG”) corporate debt and CLO debt were the major drivers of attribution for the one-year period ending 6/30/2019 contributing approximately 1.01%, 0.99% and 0.59%, respectively. Importantly, short-term rates have increased significantly. Yield continues to be the most important source of attribution for the Fund.

Allocation and Gross Attribution

	9/30/2018 Allocation	12/31/2018 Allocation	3/31/2019 Allocation	6/30/2019 Allocation	7/1/2018 to 6/30/2019 Gross Attribution
CLO Debt	16%	16%	15%	15%	0.59%
ABS	26%	23%	20%	20%	0.64%
RMBS	4%	4%	6%	7%	0.19%
CMBS	6%	5%	5%	3%	0.18%
Commercial Paper	19%	22%	21%	15%	0.45%
IG Corp Debt	25%	25%	26%	31%	0.99%
Bank Loans	1%	1%	1%	1%	0.07%
Gov’t Bonds	3%	3%	6%	8%	0.09%
Cash	0%	2%	2%	0%

Please note allocation above is a % of NAV. Please see Notes and Disclosure.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted

Fund Outlook:

•	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include investment grade corporate bonds, commercial paper, traditional asset-backed securities, and CLO debt.

•	Lower Spread Duration Yet Solid Yield -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond’s price given a 1% change in the yield spread) of 0.86 years should keep susceptibility to spread widening risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)).

»	Approximately 70% of the portfolio is typically self-liquidating within one year.

»	Focus on the top end of the credit quality spectrum.

»	Maintained a strong current yield of 2.98%.

•	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund’s CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis).

»	With 90-day LIBOR rates currently at 2.32% (as of 6/28/2019), AAA-rated debt offers approximately 3.76% in current yield. In addition, CLO debt will also likely benefit should rates rise incrementally from here.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

•	Traditional ABS/MBS Allocation - As of 6/30/2019, 30% of the portfolio. We believe our primary focus on ABS/MBS securities with low spread durations and floating rate coupons allowed us to generate continued positive performance from this portion of the portfolio. Our allocation to ABS/MBS continues to be comprised primarily of AAA-rated auto and other high quality, short weighted average life securities.

ABS/MBS Positions	6/30/2019 Allocation
Agency	1.00%
Single Asset/Single Borrower	1.84%
CMBS	2.84%
Agency	1.38%
Non-Agency	5.00%
CRT	0.81%
RMBS	7.19%
Autos	16.01%
Cards	0.42%
Cell Tower	1.12%
Equipment	3.04%
ABS	20.60%

•	Commercial Paper – As of 6/30/2019, 15% of the portfolio. We reduced the exposure to commercial paper in Q2 2019 mainly to fund an increased exposure to floating rate corporate bonds. The yield on commercial paper has come down 22 basis points over the past 3 months tracking LIBOR.

Commercial Paper Yield - 90 Day

•	Investment Grade Corporate Bond Allocation - Overall investment grade corporate bond exposure increased slightly from last quarter. We continue to have a preference for investment grade floating rate or limited duration securities.

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with a low volatility alternative, which can help diversify a fixed income allocation. We believe we are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Performance Summary

Fund Performance Net of Fees as of 6/30/2019 (inception 10/7/2016)

	Q2 2019	YTD 2019	2018	2017	YTD 2016	1 Year	Since Inception Annualized
PSDSX	0.83%	1.87%	1.83%	1.51%	0.26%	2.85%	2.01%
ICE BofA ML US Treasury Bill Index	0.64%	1.24%	1.87%	0.86%	0.09%	2.31%	1.49%
Excess Return	0.19%	0.63%	-0.04%	0.65%	0.17%	0.54%	0.52%

Annual Expense Ratio: Gross 0.85%/Net 0.52%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until November 30, 2019, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Please refer to page 1 for the 30-day SEC Yields (net and gross of fees).

Please see below for a performance chart of the Fund on an inception-to-date basis relative to the ICE BofA ML US Treasure Bill Index.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

2019 Credit Market Overview

1)	The Yield Curve?

As we describe in prior letters, Palmer Square is positioned with low interest rate duration and relatively low spread duration. In typical markets, this type of conservative positioning would mean that we would have sacrificed meaningful yield. Not so. To put this into perspective, please see the below chart which outlines different rates as of 6/28/2019. The yield curve continues to be relatively flat. For illustration purposes, we also included the yield curve as of 1/3/2017.

2)	What is Palmer Square’s Economic Outlook?

Our house view is that the economy is slowing and we are late (or at least late-ish) in the credit cycle. For our investment process, as our investors know, we start top-down. It is a key part of our discipline as our take-aways then drive/direct our bottom’s up security and trade specific work. During our most recent macro/top-down meeting, it was apparent that a lot of key datapoints had begun to turn lower. For example, Q1 2019 “core” GDP growth slowed to 1.6%, US consumer confidence (while still high on a relative basis) turned lower, retail sales data has been weak, and finally the ISM manufacturing gauge has also rolled over recently. Given the flatness of both the spread and yield curve combined with our economic view and the fact that valuations continue to be tight in most areas of credit, we believe there is no need to change our conservative positioning and reach for yield. We believe our conservative positioning gives the Fund liquidity/ammo to take advantage of a price-driven/ risk-off type pullback. And, in the current environment, there is little to no cost (i.e., loss of return) to being shorter in duration.

That said, a slowing economy and being late in the credit cycle doesn’t necessarily equate to a material increase in corporate defaults. We believe defaults will still remain low given interest coverage ratios and enough growth from a credit perspective. We believe one of the more important points is the fact that slower growth can be positive for credit spreads to the extent the Federal Reserve remains dovish and supportive (i.e. the “goldilocks” scenario of low-but positive growth and low rates has shown to be positive for credit spreads). Ultimately, a key question is can companies meaningfully paydown debt when they need to to avoid credit deterioration and possible impairment? So far, the data from the investment grade space is quite interesting. JPMorgan reported that upon a review of 45 M&A transactions from 2015 through 2018 in high grade shows that deleveraging is occurring but slowly, and with some misses.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Post M&A deleveraging has been slow but steady

Source: J.P. Morgan, Capital I.Q.

As far as our bottom-up analysis when looking at prospective default rates, it is critical to not only analyze leverage levels, but also interest coverage ratios. While net leverage for both investment grade and high yield companies has risen, interest coverage ratios are generally still at median or better levels suggesting companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Please see the below two bar graphs provided by Morgan Stanley which outline interest coverage for both investment grade and high yield. At Palmer Square, we have overweighted non- cyclicals and been underweight cyclicals as we believe less cyclical businesses can withstand greater economic stresses and are better positioned to weather a recessionary environment (should one present itself).

Investment Grade	High Yield
Interest Coverage Ticks Down, Driven by Slowing EBITDA Growth and Rising Interest Costs	HY Interest Coverage Ticked Lower in Q1 2019

While we do believe the current environment appears stable from a credit perspective, negative catalysts still exist and we believe underwriting discipline is paramount in this environment. Palmer Square remains focused on many potential negative catalysts which could increase defaults such as rising interest costs and how that affects borrowers; can companies refinance their debt once the maturity wall finally presents itself; the swollen level of BBB-rated credits that now dominate the investment grade space and the respective susceptibility to downgrades, trade uncertainty and a slowdown in global growth, and finally, certain industries which are in secular decline (e.g., retail is the classic case).

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

In summary, while there are always risks in credit that need to be understood and managed, we believe our conservative positioning across U.S. corporate and structured credit and most notably, floating rate and shorter-dated credit, will continue to perform well. Further, we believe we manage a higher quality portfolio, which could serve as currency to trade into higher-return, opportunistic situations (should a sell-off ensue).

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which should lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration), is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The ICE BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid.

Please note, the Fund is relatively new and therefore has a limited track record.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC   1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205     www.palmersquarefunds.com

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Average Total Returns as of June 30, 2019	1 Year	2 Years	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	2.85%	2.23%	2.01%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.31%	1.84%	1.49%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.85% and 0.52%, respectively, which were the amounts stated in the current prospectus dated December 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until November 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Principal Amount		Value
	BANK LOANS — 1.2%
$175,926	Dell International LLC 4.240% (US LIBOR+175 basis points), 9/7/2021[1,2]	$175,860
240,000	First Data Corp. 4.404% (US LIBOR+200 basis points), 4/26/2024[1,2,3,4,5]	240,000
170,667	HCA, Inc. 3.939% (US LIBOR+150 basis points), 6/10/2020[1,2]	170,561
	Total Bank Loans
	(Cost $586,121)	586,421
	BONDS — 84.2%
	ASSET-BACKED SECURITIES — 36.2%
	Ally Auto Receivables Trust
172,584	Series 2017-3, Class A3, 1.740%, 9/15/2021[5]	172,040
354,426	Series 2017-4, Class A3, 1.750%, 12/15/2021[5]	353,392
250,000	ALM VII Ltd. Series 2012-7A, Class A1R, 4.077% (LIBOR 3 Month+148 basis points), 10/15/2028[2,5,6]	250,375
500,000	ALM VIII Ltd. Series 2013-8A, Class A1R, 4.087% (LIBOR 3 Month+149 basis points), 10/15/2028[2,5,6]	500,350
250,000	Apidos CLO XI Series 2012-11A, Class DR, 6.638% (LIBOR 3 Month+405 basis points), 1/17/2028[2,5,6]	250,275
343,469	Ascentium Equipment Receivables Series 2019-1A, Class A1, 2.659%, 4/10/2020[5,6]	343,761
500,000	Benefit Street Partners CLO IV Ltd. Series 2014-IVA, Class A1RR, 3.842% (LIBOR 3 Month+125 basis points), 1/20/2029[2,5,6]	501,150
250,000	Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class BR, 4.151% (LIBOR 3 Month+155 basis points), 7/18/2027[2,5,6]	248,325
250,000	BlueMountain CLO Ltd. Series 2015-1A, Class A1R, 3.927% (LIBOR 3 Month+133 basis points), 4/13/2027[2,5,6]	250,300
	BMW Vehicle Lease Trust
456,875	Series 2017-2, Class A3, 2.070%, 10/20/2020[5]	456,794
215,000	Series 2019-1, Class A2, 2.790%, 3/22/2021[5]	215,700
390,000	Capital One Prime Auto Receivables Trust Series 2019-1, Class A2, 2.580%, 4/15/2022[5]	391,939
	CarMax Auto Owner Trust
144,628	Series 2016-4, Class A3, 1.400%, 8/15/2021[5]	143,986
427,449	Series 2018-4, Class A2A, 3.110%, 2/15/2022[5]	429,634
134,673	Series 2017-3, Class A3, 1.970%, 4/15/2022[5]	134,397

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Carvana Auto Receivables Trust
$250,000	Series 2019-2A, Class A1, 2.476%, 7/15/2020[5,6,12]	$250,000
250,000	Series 2019-1A, Class A2, 3.010%, 10/15/2021[5,6]	250,988
250,000	Series 2019-2A, Class A2, 2.600%, 1/18/2022[5,6,12]	249,981
200,000	Citibank Credit Card Issuance Trust Series 2017-A9, Class A9, 1.800%, 9/20/2021[5]	199,730
	CNH Equipment Trust
69,793	Series 2017-C, Class A2, 1.840%, 3/15/2021[5]	69,724
115,783	Series 2018-A, Class A2, 2.780%, 8/16/2021[5]	116,042
96,089	Series 2018-B, Class A2, 2.930%, 12/15/2021[5]	96,357
200,000	COLT Mortgage Loan Trust Series 2019-3, Class A1, 2.764%, 8/25/2049[5,6,7]	199,998
137,111	Dell Equipment Finance Trust Series 2018-1, Class A2B, 2.704% (LIBOR 1 Month+30 basis points), 10/22/2020[2,5,6]	137,150
197,709	DLL LLC Series 2018-ST2, Class A2, 3.140%, 10/20/2020[5,6]	198,013
250,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class CRR, 4.447% (LIBOR 3 Month+185 basis points), 10/15/2027[2,5,6]	248,550
750,000	Emerson Park CLO Ltd. Series 2013-1A, Class C1R, 4.747% (LIBOR 3 Month+215 basis points), 7/15/2025[2,5,6]	752,250
	Engs Commercial Finance Trust
99,731	Series 2018-1A, Class A1, 2.970%, 2/22/2021[5,6]	99,888
214,838	Series 2016-1A, Class A2, 2.630%, 2/22/2022[5,6]	214,934
164,479	Enterprise Fleet Financing LLC Series 2016-2, Class A2, 1.740%, 2/22/2022[5,6]	164,311
187,140	Fannie Mae Connecticut Avenue Securities Series 2016-C03, Class 1M1, 4.404% (LIBOR 1 Month+200 basis points), 10/25/2028[2,5]	188,480
	Ford Credit Auto Lease Trust
103,509	Series 2018-B, Class A2B, 2.554% (LIBOR 1 Month+16 basis points), 4/15/2021[2,5]	103,487
51,755	Series 2018-B, Class A2A, 2.930%, 4/15/2021[5]	51,870
	Ford Credit Auto Owner Trust
27,684	Series 2017-C, Class A2A, 1.800%, 9/15/2020[5]	27,708
164,921	Series 2018-B, Class A2A, 2.960%, 9/15/2021[5]	165,420
350,000	Ford Credit Floorplan Master Owner Trust A Series 2016-3, Class A1, 1.550%, 7/15/2021[5]	349,841
250,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class A1, 2.506%, 8/17/2020[5,6]	250,000

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	GM Financial Automobile Leasing Trust
$60,201	Series 2018-3, Class A2B, 2.553% (LIBOR 1 Month+17 basis points), 9/21/2020[2,5]	$60,215
40,600	Series 2018-3, Class A2A, 2.890%, 9/21/2020[5]	40,655
400,000	Series 2019-1, Class A2A, 2.910%, 4/20/2021[5]	401,516
150,000	Series 2019-2, Class A2A, 2.670%, 6/21/2021[5]	150,561
	GM Financial Consumer Automobile Receivables Trust
142,520	Series 2018-2, Class A2A, 2.550%, 5/17/2021[5]	142,623
150,000	Series 2017-3A, Class A3, 1.970%, 5/16/2022[5,6]	149,743
	Honda Auto Receivables Owner Trust
2,050	Series 2016-2, Class A3, 1.390%, 4/15/2020[5]	2,049
37,140	Series 2016-3, Class A3, 1.160%, 5/18/2020[5]	37,099
500,000	Series 2019-1, Class A2, 2.750%, 9/20/2021[5]	501,863
11,343	Huntington Auto Trust Series 2016-1, Class A3, 1.590%, 11/16/2020[5]	11,335
	Hyundai Auto Lease Securitization Trust
24,826	Series 2017-C, Class A2A, 1.890%, 3/16/2020[5,6]	24,820
44,514	Series 2017-A, Class A3, 1.880%, 8/17/2020[5,6]	44,503
	Hyundai Auto Receivables Trust
510,000	Series 2015-C, Class B, 2.150%, 11/15/2021[5]	509,535
100,000	Series 2015-B, Class C, 2.300%, 7/15/2022[5]	99,943
500,000	LCM XXIV Ltd. Series 24A, Class C, 4.842% (LIBOR 3 Month+225 basis points), 3/20/2030[2,5,6]	497,550
250,000	Madison Park Funding XXI Ltd. Series 2016-21A, Class A1, 4.110% (LIBOR 3 Month+153 basis points), 7/25/2029[2,5,6]	251,300
	Mercedes-Benz Auto Lease Trust
29,513	Series 2018-A, Class A2, 2.200%, 4/15/2020[5]	29,509
90,000	Series 2019-A, Class A2, 3.010%, 2/16/2021[5]	90,266
91,829	MMAF Equipment Finance LLC Series 2014-AA, Class A4, 1.590%, 2/8/2022[5,6]	91,513
500,000	Neuberger Berman CLO XXIII Ltd. Series 2016-23A, Class CR, 4.738% (LIBOR 3 Month+215 basis points), 10/17/2027[2,5,6]	493,000
	Nissan Auto Receivables Owner Trust
69,143	Series 2016-A, Class A3, 1.340%, 10/15/2020[5]	69,064
228,551	Series 2016-C, Class A3, 1.180%, 1/15/2021[5]	227,755
500,000	Octagon Investment Partners XXIII Ltd. Series 2015-1A, Class DR, 5.147% (LIBOR 3 Month+255 basis points), 7/15/2027[2,5,6]	495,200

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$250,000	OZLM XV Ltd. Series 2016-15A, Class B, 5.292% (LIBOR 3 Month+270 basis points), 1/20/2029[2,5,6]	$250,100
900,000	Recette Clo Ltd. Series 2015-1A, Class CR, 4.292% (LIBOR 3 Month+170 basis points), 10/20/2027[2,5,6]	892,890
531,000	SBA Tower Trust Series 2014-1A, Class C, 2.898%, 10/15/2044[5,6,8]	531,031
1,028,578	Thacher Park CLO Ltd. Series 2014-1A, Class AR, 3.752% (LIBOR 3 Month+116 basis points), 10/20/2026[2,5,6]	1,028,783
74,719	Verizon Owner Trust Series 2016-2A, Class A, 1.680%, 5/20/2021[5,6]	74,584
224,106	West CLO Ltd. Series 2014-2A, Class A1AR, 3.471% (LIBOR 3 Month+87 basis points), 1/16/2027[2,5,6]	223,702
	World Omni Auto Receivables Trust
285,074	Series 2018-D, Class A2A, 3.010%, 4/15/2022[5]	286,395
343,065	Series 2017-A, Class A3, 1.930%, 9/15/2022[5]	342,091
	World Omni Automobile Lease Securitization Trust
155,403	Series 2018-B, Class A2B, 2.574% (LIBOR 1 Month+18 basis points), 6/15/2021[2,5]	155,392
59,770	Series 2018-B, Class A2A, 2.960%, 6/15/2021[5]	60,019
	Total Asset-Backed Securities
	(Cost $17,283,498)	17,293,744
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.1%
	Citigroup Commercial Mortgage Trust
300,000	Series 2018-TBR, Class A, 3.224% (LIBOR 1 Month+83 basis points), 12/15/2036[2,5,6]	300,253
300,000	Series 2019-SST2, Class A, 3.314% (LIBOR 1 Month+92 basis points), 12/15/2036[2,5,6]	296,968
23,034	COMM Mortgage Trust Series 2014-FL5, Class B, 3.781% (LIBOR 1 Month+215 basis points), 10/15/2031[2,5,6]	23,016
	Government National Mortgage Association
366,719	Series 2013-179, Class A, 1.800%, 7/16/2037[5]	362,117
116,439	Series 2013-12, Class A, 1.410%, 10/16/2042[5]	113,753
250,000	Hilton Orlando Trust Series 2018-ORL, Class B, 3.444% (LIBOR 1 Month+105 basis points), 12/15/2034[2,6]	250,291

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$138,129	NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A, 2.813% (LIBOR 1 Month+40 basis points), 3/11/2020[2,5]	$138,388
	Total Commercial Mortgage-Backed Securities
	(Cost $1,488,764)	1,484,786
	CORPORATE — 30.4%
	COMMUNICATIONS — 1.8%
275,000	AT&T, Inc. 3.247% (LIBOR 3 Month+65 basis points), 1/15/2020[2]	275,702
265,000	Comcast Corp. 2.922% (LIBOR 3 Month+33 basis points), 10/1/2020[2]	265,542
325,000	Interpublic Group of Cos., Inc. 3.500%, 10/1/2020	329,150
		870,394
	CONSUMER, CYCLICAL — 3.9%
325,000	American Honda Finance Corp. 2.000%, 2/14/2020	324,466
	BMW U.S. Capital LLC
170,000	3.035% (LIBOR 3 Month+50 basis points), 8/13/2021[2,6]	170,558
90,000	3.150%, 4/18/2024[5,6]	92,589
275,000	Daimler Finance North America LLC 3.203% (LIBOR 3 Month+62 basis points), 10/30/2019[2,6]	275,482
50,000	Dollar Tree, Inc. 3.288% (LIBOR 3 Month+70 basis points), 4/17/2020[2,5]	50,006
75,000	Hyundai Capital America 3.529% (LIBOR 3 Month+94 basis points), 7/8/2021[2,6]	75,102
	Nissan Motor Acceptance Corp.
250,000	2.987% (LIBOR 3 Month+39 basis points), 7/13/2020[2,6]	250,043
85,000	3.016% (LIBOR 3 Month+63 basis points), 9/21/2021[2,6]	85,003
200,000	Starbucks Corp. 2.100%, 2/4/2021[5]	199,342
75,000	Toyota Motor Credit Corp. 3.050%, 1/8/2021	76,039
260,000	Volkswagen Group of America Finance LLC 3.875%, 11/13/2020[6]	265,530
		1,864,160
	CONSUMER, NON-CYCLICAL — 3.6%
250,000	Amgen, Inc. 2.125%, 5/1/2020[5]	249,348
325,000	Anthem, Inc. 4.350%, 8/15/2020	332,004

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	BAT Capital Corp. 3.118% (LIBOR 3 Month+59 basis points), 8/14/2020[2]	$250,655
275,000	Cardinal Health, Inc. 4.625%, 12/15/2020	282,946
250,000	Conagra Brands, Inc. 3.092% (LIBOR 3 Month+50 basis points), 10/9/2020[2]	249,480
60,000	McKesson Corp. 3.650%, 11/30/2020	60,964
250,000	Mondelez International Holdings Netherlands B.V. 3.192% (LIBOR 3 Month+61 basis points), 10/28/2019[2,6,9]	250,351
50,000	UnitedHealth Group, Inc. 2.670% (LIBOR 3 Month+26 basis points), 6/15/2021[2]	50,040
		1,725,788
	ENERGY — 2.2%
250,000	Enbridge, Inc. 3.110% (LIBOR 3 Month+70 basis points), 6/15/2020[2,9]	250,722
250,000	Kinder Morgan Energy Partners LP 6.850%, 2/15/2020	256,391
270,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[6]	275,737
250,000	Spectra Energy Partners LP 3.179% (LIBOR 3 Month+70 basis points), 6/5/2020[2]	250,770
		1,033,620
	FINANCIAL — 9.0%
250,000	Air Lease Corp. 3.500%, 1/15/2022	256,030
	American Express Co.
206,000	2.913% (LIBOR 3 Month+33 basis points), 10/30/2020[2,5]	206,393
250,000	3.000%, 2/22/2021[5]	252,761
275,000	BB&T Corp. 2.450%, 1/15/2020[5]	275,108
325,000	Berkshire Hathaway Finance Corp. 3.000%, 5/15/2022	334,125
250,000	Capital One Financial Corp. 2.500%, 5/12/2020[5]	250,287
325,000	Citigroup, Inc. 2.450%, 1/10/2020[5]	325,086
325,000	Credit Suisse Group Funding Guernsey Ltd. 2.750%, 3/26/2020[9]	325,567
40,000	Goldman Sachs Bank USA/New York NY 3.200%, 6/5/2020	40,346

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$250,000	Goldman Sachs Group, Inc. 3.250% (LIBOR 3 Month+80 basis points), 12/13/2019[2]	$250,798
335,000	HCP, Inc. 2.625%, 2/1/2020[5]	335,216
	JPMorgan Chase Bank N.A.
125,000	2.750% (LIBOR 3 Month+23 basis points), 9/1/2020[2,5]	125,053
300,000	2.869% (LIBOR 3 Month+29 basis points), 2/1/2021[2,5]	300,182
250,000	Marsh & McLennan Cos., Inc. 2.350%, 9/10/2019[5]	249,852
210,000	Morgan Stanley 2.650%, 1/27/2020	210,265
250,000	PNC Bank N.A. 2.842% (LIBOR 3 Month+25 basis points), 1/22/2021[2]	250,193
65,000	Toronto-Dominion Bank 2.670% (LIBOR 3 Month+26 basis points), 9/17/2020[2,9]	65,152
240,000	Wells Fargo & Co. 2.500%, 3/4/2021	240,547
		4,292,961
	INDUSTRIAL — 3.2%
190,000	Avolon Holdings Funding Ltd. 3.625%, 5/1/2022[5,6,9]	192,822
	Caterpillar Financial Services Corp.
250,000	2.000%, 3/5/2020	249,417
70,000	2.698% (LIBOR 3 Month+18 basis points), 5/15/2020[2]	70,088
75,000	2.752% (LIBOR 3 Month+28 basis points), 9/7/2021[2]	75,043
200,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	204,400
250,000	FedEx Corp. 3.400%, 1/14/2022	256,326
250,000	Textron, Inc. 3.095% (LIBOR 3 Month+55 basis points), 11/10/2020[2,5]	250,002
250,000	Vulcan Materials Co. 3.010% (LIBOR 3 Month+60 basis points), 6/15/2020[2]	250,065
		1,548,163
	TECHNOLOGY — 1.5%
325,000	Fiserv, Inc. 2.700%, 6/1/2020[5]	325,691
30,000	Hewlett Packard Enterprise Co. 3.318% (LIBOR 3 Month+72 basis points), 10/5/2021[2,5]	30,005
150,000	IBM Credit LLC 1.800%, 1/20/2021	149,098

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
	International Business Machines Corp.
$100,000	2.800%, 5/13/2021	$101,211
100,000	2.935% (LIBOR 3 Month+40 basis points), 5/13/2021[2]	100,292
		706,297
	UTILITIES — 5.2%
285,000	Ameren Corp. 2.700%, 11/15/2020[5]	285,964
360,000	Berkshire Hathaway Energy Co. 2.375%, 1/15/2021	361,182
225,000	Consolidated Edison Co. of New York, Inc. 2.749% (LIBOR 3 Month+40 basis points), 6/25/2021[2]	225,639
250,000	Dominion Energy, Inc. 2.579%, 7/1/2020	249,679
275,000	Duke Energy Corp. 5.050%, 9/15/2019	276,294
300,000	Georgia Power Co. 2.000%, 3/30/2020	298,884
	Sempra Energy
240,000	2.400%, 3/15/2020[5]	239,837
300,000	2.860% (LIBOR 3 Month+45 basis points), 3/15/2021[2]	298,846
250,000	Southern Co. 3.292% (LIBOR 3 Month+70 basis points), 9/30/2020[2,5,6]	250,109
		2,486,434
	Total Corporate
	(Cost $14,441,077)	14,527,817
	RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.5%
141,854	Bunker Hill Loan Depositary Trust Series 2019-1, Class A1, 3.613%, 10/26/2048[5,6,8]	145,404
	COLT Mortgage Loan Trust
363,056	Series 2018-1, Class A1, 2.930%, 2/25/2048[5,6,7]	363,262
323,223	Series 2018-2, Class A1, 3.470%, 7/27/2048[5,6,7]	325,211
97,901	CSMC Trust Series 2014-OAK1, Class 2A4, 3.000%, 11/25/2044[5,6,7]	98,109
	FDIC Guaranteed Notes Trust
59,042	Series 2010-S4, Class A, 3.160% (LIBOR 1 Month+72 basis points), 12/4/2020[2,5,6]	59,160
68,068	Series 2010-S2, Class 1A, 2.940% (LIBOR 1 Month+50 basis points), 11/29/2037[2,5,6]	68,015
151,480	Series 2010-S2, Class 2A, 2.570%, 7/29/2047[5,6]	151,681

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	BONDS (Continued)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
$61,937	FDIC Trust Series 2013-R2, Class A, 1.250%, 3/25/2033[5,6]	$61,146
174,759	Finance of America Structured Securities Trust Series 2019-HB1, Class A, 3.279%, 4/25/2029[5,6,7]	175,523
	Freddie Mac REMICS
86,454	Series 4002, Class DB, 2.000%, 3/15/2030	86,197
91,742	Series 4235, Class AB, 2.000%, 1/15/2034	91,596
195,494	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M2, 3.704% (LIBOR 1 Month+130 basis points), 3/25/2029[2,5]	196,088
	Nationstar HECM Loan Trust
195,526	Series 2018-3A, Class A, 3.555%, 11/25/2028[5,6,7]	196,421
100,000	Series 2019-1A, Class A, 2.651%, 6/25/2029[5,6,7,12]	100,540
100,000	Series 2019-1A, Class M1, 2.664%, 6/25/2029[5,6,7,12]	100,350
119,543	New Residential Mortgage Loan Trust Series 2019-NQM2, Class A1, 3.600%, 4/25/2049[5,6,7]	121,612
	RMF Buyout Issuance Trust
200,000	Series 2019-1, Class A, 2.475%, 7/25/2029[5,6,7]	200,000
200,000	Series 2019-1, Class M1, 2.521%, 7/25/2029[5,6,7]	200,000
150,000	Towd Point HE Trust Series 2019-HE1, Class A1, 3.341% (LIBOR 1 Month+90 basis points), 4/25/2048[2,5,6]	149,523
192,499	Verus Securitization Trust Series 2019-INV1, Class A1, 3.402%, 12/25/2059[5,6,7]	195,103
	Total Residential Mortgage-Backed Securities
	(Cost $3,070,736)	3,084,941
	U.S. GOVERNMENT — 8.0%
	United States Treasury Bill
1,500,000	1.610%, 7/5/2019	1,499,676
2,340,000	1.901%, 7/16/2019	2,337,990
	Total U.S. Government
	(Cost $3,837,533)	3,837,666
	Total Bonds
	(Cost $40,121,608)	40,228,954
	COMMERCIAL PAPER — 14.6%
250,000	ABB Treasury Center USA, Inc. 2.430%, 7/9/2019	249,818
350,000	Anheuser Busch Inbev NV 2.500%, 8/27/2019	348,510
500,000	Bell Canada 2.820%, 7/3/2019	499,818

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	COMMERCIAL PAPER (Continued)
$250,000	Boeing Co. 2.570%, 8/21/2019	$249,098
500,000	Campbell Soup Co. 2.560%, 7/17/2019	499,335
350,000	Chevron Corporation 2.350%, 7/23/2019	349,440
325,000	Enbridge Inc. 2.770%, 7/1/2019	324,932
225,000	FMC Technology 2.600%, 8/26/2019	224,048
500,000	General Mills, Inc. 2.500%, 7/10/2019	499,581
250,000	Mondelez International Holdings Netherlands B.V. 2.620%, 7/10/2019	249,792
	NextEra Energy, Inc.
500,000	2.660%, 7/24/2019	499,087
500,000	2.550%, 8/6/2019	498,619
500,000	Oglethorpe Power Corporation 2.600%, 7/26/2019	498,980
500,000	Ryder System, Inc. 2.560%, 7/23/2019	499,122
500,000	Southern Co. 2.530%, 7/17/2019	499,335
500,000	UnitedHealth Group, Inc. 2.520%, 7/15/2019	499,413
500,000	VW Credit, Inc. 2.840%, 7/8/2019	499,651
	Total Commercial Paper
	(Cost $6,989,895)	6,988,579

Number of Shares
	SHORT-TERM INVESTMENTS — 2.4%
4,210	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 2.221%[10,11]	4,210
1,140,134	Federated Treasury Obligations Fund - Institutional Class, 2.190%[11]	1,140,134
	Total Short-Term Investments
	(Cost $1,144,344)	1,144,344
	TOTAL INVESTMENTS — 102.4%
	(Cost $48,841,968)	48,948,298
	Liabilities in Excess of Other Assets — (2.4)%	(1,161,549)
	TOTAL NET ASSETS — 100.0%	$47,786,749

Palmer Square Ultra-Short Duration Investment Grade Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Floating rate security.
[3]	All or a portion of the loan is unfunded.
[4]	Denotes investments purchased on a when-issued or delayed delivery basis.
[5]	Callable.
[6]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $16,174,229 which represents 33.85% of Net Assets.
[7]	Variable rate security.
[8]	Step rate security.
[9]	Foreign security denominated in U.S. Dollars.
[10]	All or a portion of this security is segregated as collateral for securities sold short.
[11]	The rate is the annualized seven-day yield at period end.
[12]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 1.47% of Net Assets. The total value of these securities is $700,871.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	35.8%
Corporate	30.4%
U.S. Government	8.0%
Residential Mortgage-Backed Securities	7.2%
Commercial Mortgage-Backed Securities	2.8%
Total Bonds	84.2%
Commercial Paper	14.6%
Bank Loans	1.2%
Short-Term Investments	2.4%
Total Investments	102.4%
Liabilities in Excess of Other Assets	(2.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $48,841,968)	$48,948,298
Cash	573
Cash held at broker for futures contracts	165
Cash held at broker for securities sold short	2,837
Receivables:
Investment securities sold	504,076
Fund shares sold	113
Due from Advisor	5,713
Interest	189,064
Prepaid expenses	9,840
Total assets	49,660,679

Liabilities:
Payables:
Investment securities purchased	1,803,789
Shareholder servicing fees (Note 6)	6,483
Auditing fees	22,500
Fund administration and accounting fees	16,515
Transfer agent fees and expenses	5,048
Custody fees	2,794
Trustees' deferred compensation (Note 3)	2,544
Commitment fees (Note 12)	2,195
Chief Compliance Officer fees	1,043
Trustees' fees and expenses	532
Accrued other expenses	10,487
Total liabilities	1,873,930

Net Assets	$47,786,749

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$47,771,816
Total distributable earnings	14,933
Net Assets	$47,786,749

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$47,786,749
Shares of beneficial interest issued and outstanding	2,383,145
Offering and redemption price per share	$20.05

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF OPERATIONS

	For the Period August 1, 2018 through June 30, 2019*	For the Year Ended July 31, 2018
Investment Income:
Interest	$1,593,923	$1,360,769
Total investment income	1,593,923	1,360,769

Expenses:
Advisory fees	131,775	149,107
Fund administration and accounting fees	74,942	115,327
Legal fees	50,040	35,869
Shareholder servicing fees (Note 6)	41,234	47,603
Registration fees	30,451	45,347
Auditing fees	23,002	23,499
Transfer agent fees and expenses	16,710	25,450
Shareholder reporting fees	10,652	8,512
Custody fees	9,422	10,755
Trustees' fees and expenses	8,321	7,501
Miscellaneous	6,589	11,202
Offering costs	-	4,187
Chief Compliance Officer fees	5,605	5,876
Commitment fees (Note 12)	5,239	6,695
Interest on securities sold short	-	1,372
Insurance fees	1,463	1,215
Total expenses	415,445	499,517
Advisory fees waived	(131,775)	(149,107)
Other expenses absorbed	(14,878)	(44,132)
Net expenses	268,792	306,278
Net investment income	1,325,131	1,054,491

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(47,267)	44,226
Net change in unrealized appreciation/depreciation on investments	171,761	(115,468)
Net realized and unrealized gain (loss)	124,494	(71,242)

Net Increase in Net Assets from Operations	$1,449,625	$983,249

*	Fiscal year end changed to June 30 effective August 1, 2018.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period August 1, 2018 through June 30, 2019*	For the Year Ended July 31, 2018	For the Period October 7, 2016** through July 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,325,131	$1,054,491	$363,405
Net realized gain (loss) on investments, securities sold short and futures contracts	(47,267)	44,226	(20,559)
Net change in unrealized appreciation/depreciation on investments,
securities sold short and futures contracts	171,761	(115,468)	50,037
Net increase in net assets resulting from operations	1,449,625	983,249	392,883

Distributions to Shareholders:
Distributions[1]:	(1,407,644)
Total distributions to shareholders	(1,407,644)
From net investment income:		(1,046,116)	(372,185)
Total distributions to shareholders		(1,046,116)	(372,185)

Capital Transactions:
Net proceeds from shares sold	18,229,548	68,825,983	74,626,692
Reinvestment of distributions	1,389,823	991,355	357,924
Cost of shares redeemed	(37,992,201)	(56,404,401)	(22,237,786)
Net increase (decrease) in net assets from capital transactions	(18,372,830)	13,412,937	52,746,830

Total increase (decrease) in net assets	(18,330,849)	13,350,070	52,767,528

Net Assets:
Beginning of period	66,117,598	52,767,528	-
End of period[2]	$47,786,749	$66,117,598	$52,767,528

Capital Share Transactions:
Shares sold	908,635	3,434,754	3,726,291
Shares reinvested	69,533	49,601	17,899
Shares redeemed	(1,897,543)	(2,816,214)	(1,109,811)

Net increase (decrease) in capital share transactions	(919,375)	668,141	2,634,379

*	Fiscal year end changed to June 30 effective August 1, 2018.
**	Commencement of operations.
[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	End of year net assets includes accumulated undistributed net investment income of $118,736 for the year ended July 31, 2018 and $68,553 for the period ended July 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period August 1, 2018 through June 30, 2019**	For the Year Ended July 31, 2018	For the Period October 7, 2016* through July 31, 2017

Net asset value, beginning of period	$20.02	$20.03	$20.00
Income from Investment Operations:
Net investment income[1]	0.46	0.35	0.23
Net realized and unrealized gain (loss)	0.06	(0.02)	0.01
Total from investment operations	0.52	0.33	0.24
Less Distributions:
From net investment income	(0.49)	(0.34)	(0.21)
Total distributions	(0.49)	(0.34)	(0.21)

Net asset value, end of period	$20.05	$20.02	$20.03

Total return[2]	2.64%[4]	1.66%	1.18%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,787	$66,118	$52,768

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5]	0.79%[3]	0.84%	0.94%[3]
After fees waived and expenses absorbed[5]	0.51%[3]	0.51%	0.50%[3]

Ratio of net investment income to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	2.23%[3]	1.44%	0.97%[3]
After fees waived and expenses absorbed	2.51%[3]	1.77%	1.41%[3]

Portfolio turnover rate	72%[4]	147%	118%[4]

*	Commencement of operations.
**	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Annualized.
[4]	Not annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% for the period ended June 30, 2019, and for the year ended July 31, 2018, and 0.00% for the period ended July 31, 2017.

See accompanying Notes to Financial Statements.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

Palmer Square Income Plus Fund (“Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (“Ultra-Short Duration Investment Grade Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Income Plus Fund’s primary investment objective is to seek income and capital appreciation. The Income Plus Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Income Plus Fund’s advisor and a $94,313,788 transfer of shares of the Income Plus Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Income Plus Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Income Plus Fund. For financial reporting purposes, assets received and shares issued by the Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Income Plus Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Ultra-Short Duration Investment Grade Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Ultra-Short Duration Investment Grade Fund commenced investment operations on October 7, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(b) Bank Loans

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Funds are committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Funds may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(d) Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(f) Futures Contracts

The Funds may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Funds are valued daily at the official settlement price of the exchange on which it is traded. Each day the Funds pay or receive cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Funds but is instead a settlement between the Funds and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market its open futures positions. The Funds also are required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Funds. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Funds realize a capital gain, or if it is more, the Funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Funds realize a capital gain, or if it is less, the Funds realize a capital loss. The transaction costs also must be included in these calculations.

(g) Swap Agreements and Swaptions

The Funds may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Funds entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Funds in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund's return.

The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Funds purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Funds write a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(h) Options Contracts

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Funds write or purchases an option, an amount equal to the premium received or paid by the Funds are recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period October 7, 2016 (commencement of operations) through July 31, 2017, and as of and during the open year ended July 31, 2018, and as of and during the period ended August 1, 2018 through June 30, 2019, the Ultra-Short Duration Investment Grade Fund did not have a liability for any unrecognized tax benefits. As of and during the open years ended January 31, 2016-2019, and as of and during the period ended February 1, 2019 through June 30, 2019, the Income Plus Fund did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(k) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Income Plus Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of its average daily net assets and the Ultra-Short Duration Investment Grade Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of the its average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% and 0.50% of the Income Plus Fund and Ultra-Short Duration Investment Grade Fund average daily net assets, respectively. This agreement is in effect until May 31, 2020 and November 30, 2019, for Income Plus Fund and Ultra-Short Duration Investment Grade Fund, respectively, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period ended June 30, 2019, the Advisor waived advisory fees totaling $12,105, and $146,653 for the Income Plus Fund and Ultra-Short Duration Investment Grade Fund, respectively. The Funds’ advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than dates stated below:

Income Plus Fund
January 31, 2020	$139,704
January 31, 2021	191,584
January 31, 2022	142,783
June 30, 2022	12,105
Total	$486,176

Ultra-Short Duration Investment Grade Fund
July 31, 2020	$49,921
July 31, 2021	151,458
June 30, 2022	146,653
Total	$348,032

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended June 30, 2019, are reported on the Statement of Operations.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

IMST Distributors, LLC (“Distributor”) serves as the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period ended June 30, 2019, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the period ended June 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Cost of investments	$595,975,212	$48,842,407
Gross unrealized appreciation	$2,820,848	$140,369
Gross unrealized depreciation	(1,886,351)	(34,478)
Net unrealized appreciation on investments	$934,497	$105,891

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended June 30, 2019, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
		Total
	Paid-In Capital	Accumulated Earnings/(Deficit)
Income Plus Fund	$(496)	$496
Ultra-Short Investment Grade Fund	592	(592)

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Income Plus Fund	Ultra-Short Investment Grade Fund
Undistributed ordinary income	$229,755	$14,072
Undistributed long-term gains	-	-
Tax accumulated earnings	229,755	14,072

Accumulated capital and other losses	(19,452,687)	(105,030)
Unrealized appreciation/(depreciation) on investments and securities sold short	934,497	105,891
Total accumulated earnings/(deficit)	$(18,288,435)	$14,933

The tax character of distributions paid during each Fund’s respective fiscal period end were as follows:

	Income Plus Fund		Ultra-Short Duration Investment Grade Fund
Distribution paid from:	June 30, 2019	January 31, 2019	June 30, 2019	July 31, 2018
Ordinary income	$9,091,289	$14,532,481	$1,407,644	$1,046,116
Net long-term capital gains	-	-	-	-
Total distributions paid	$9,091,289	$14,532,481	$1,407,644	$1,046,116

At June 30, 2019, the Funds had capital loss carryforwards, which reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
	Short-Term	Long-Term	Total
Income Plus Fund	$5,686,827	$13,765,860	$19,452,687
Ultra-Short Duration Investment Grade Fund	61,994	43,036	105,030

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 5 – Investment Transactions

For the period ended June 30, 2019 for the Ultra-Short Duration Investment Grade Fund, purchases and sales of investments, excluding short-term investments, were $30,059,442 and $40,770,466, respectively.

For the period ended June 30, 2019 for the Income Plus Fund, purchases and sales of investments, excluding short-term investments, futures contracts, and swap contracts were $283,122,147 and $222,193,663, respectively. Securities sold short and short securities covered were $0 and $3,682,113, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period ended June 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Income Plus Fund no longer charges redemption fees. Prior to April 3, 2017, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase. For the year ended January 31, 2018 the Fund received $3,927 in redemption fees.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Funds’ assets carried at fair value:

Income Plus Fund	Level 1	Level 2	Level 3	Total
Investments
Bank Loans	$-	$81,940,996	$-	$81,940,996
Bonds
Asset-Backed Securities	-	261,227,811	8,087,610	269,315,421
Commercial Mortgage-Backed Securities	-	50,198,469	-	50,198,469
Corporate*	-	109,338,805	-	109,338,805
U.S. Government	-	19,986,035	-	19,986,035
Commercial Paper	-	54,874,686	-	54,874,686
Short-Term Investments	11,255,297	-	-	11,255,297
Total Investments	$11,255,297	$577,566,802	$8,087,610	$596,909,709

Ultra-Short Duration Investment Grade Fund	Level 1	Level 2	Level 3	Total
Investments
Bank Loans	$-	$586,421	$-	$586,421
Bonds
Asset-Backed Securities	-	16,793,763	499,981	17,293,744
Commercial Mortgage-Backed Securities	-	1,484,786	-	1,484,786
Corporate*	-	14,527,817	-	14,527,817
Residential Mortgage-Backed Securities	-	2,884,051	200,890	3,084,941
U.S. Government	-	3,837,666	-	3,837,666
Commercial Paper	-	6,988,579	-	6,988,579
Short-Term Investments	1,144,344	-	-	1,144,344
Total Investments	$1,144,344	$47,103,083	$700,871	$48,948,298

*	All corporate bonds held in each Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments for each Fund respectively.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Balance as of January 31, 2019, and July 31, 2018, respectively	$2,606,287	$-
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	(1,813,121)	-
Total realized gain/(loss)	-	-
Total unrealized appreciation/(depreciation)	30,066	891
Net purchases	8,074,797	699,980
Net sales	-	-
Principal paydown	(810,419)	-
Amortization	-	-
Balance as of June 30, 2019	$8,087,610	$700,871

As of the year ended June 30, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Funds’ net assets and therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Income Plus Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Income Plus Fund’s financial position, performance and cash flows.

The effects of derivative instruments on the Statement of Operations for the period ended June 30, 2019 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(112,272)	$-	$-	$(112,272)
	$-	$(112,272)	$-	$-	$(112,272)

There were no effects of derivative instruments on unrealized appreciation/depreciation.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of June 30, 2019 are as follows:

Derivatives not designated as hedging instruments
Purchased options contracts	Equity contracts	Notional amount	$-

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

The Funds did not hold any swap contracts as of June 30, 2019.

Note 12 – Line of Credit

The Funds together with other funds managed by the Advisor (together “Palmer Square Funds”) have entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. Each Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of each Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. The commitment fees for the period ended June 30, 2019 are disclosed in the Statement of Operations. The Funds did not borrow under the line of credit agreement during the period ended June 30, 2019.

Note 13 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 14 – Events Subsequent to Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2019, and with respect to the Palmer Square Income Plus Fund, the related statements of operations for the five months ended June 30, 2019 and for the year then ended January 31, 2019, the statements of changes in net assets for the five months ended June 30, 2019 and for each of the two years in the period ended January 31, 2019, and the financial highlights for the five months ended June 30, 2019, for each of the four years in the period ended January 31, 2019 and for the period February 28, 2014 (commencement of operations) through January 31, 2015, with respect to the Palmer Square Ultra-Short Duration Investment Grade Fund, the related statements of operations for the eleven months ended June 30, 2019 and for the year ended July 31, 2018, the statements of changes in net assets and financial highlights for the eleven months ended June 30, 2019,for the year ended July 31, 2018 and for the period October 7, 2016 (commencement of operations) through July 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2019

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	3	Investment Managers Series Trust (includes 60 portfolios).
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	3	Investment Managers Series Trust (includes 60 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	3	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	3	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present). EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President (December 2013 - June 2014), Investment Managers Series Trust.	3	Investment Managers Series Trust (includes 60 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund which is offered in a separate prospectus. The Funds do not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Palmer Square Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Income Plus Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/19	6/30/19	1/1/19 – 6/30/19
Actual Performance	$ 1,000.00	$ 1,033.80	$ 3.94
Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2019 (Unaudited)

Ultra-Short Duration Investment Grade Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/19	6/30/19	1/1/19 – 6/30/19
Actual Performance	$ 1,000.00	$ 1,018.70	$ 2.53
Hypothetical (5% annual return before expenses)	1,000.00	1,022.29	2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (866) 933-9033 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (866) 933-9033. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 933-9033.

Palmer Square Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Income Plus Fund	FYE 6/30/2019	FYE 1/31/2019
Audit Fees	$20,700	$20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Ultra-Short Duration Investment Grade Fund	FYE 6/30/2019	FYE 7/31/2018
Audit Fees	$19,700	$19,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Income Plus Fund	FYE 6/30/2019	FYE 1/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Ultra-Short Duration Investment Grade Fund	FYE 6/30/2019	FYE 7/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Palmer Square Income Plus Fund

Non-Audit Related Fees	FYE 6/30/2019	FYE 1/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Ultra-Short Duration Investment Grade Fund
Non-Audit Related Fees	FYE 6/30/2019	FYE 7/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/9/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/9/2019